UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
SiTime Corporation

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SITIME CORPORATION
5451 Patrick Henry Drive
Santa Clara, California 95054
(408) 328-4400
Dear Stockholder:
You are cordially invited to attend our 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 9:00 a.m., Pacific Time, on Friday, May 30, 2025, and will be a completely virtual meeting of stockholders.
We believe that the virtual meeting format expands stockholder access and participation and improves communications; therefore the Annual Meeting will be held in a virtual meeting format only.
You will be able to attend the Annual Meeting, vote, and submit your questions during the meeting only via live webcast by visiting https://meetnow.global/MFKFLAY. To participate in the meeting, you will need to review the information included on your Notice of Internet Availability of Proxy Materials (the “Notice”) or on your proxy card if you elected to receive proxy materials by mail. You will not be able to attend the meeting in person.
The notice of the Annual Meeting (the “Notice of Annual Meeting”) and the Proxy Statement have been made part of this invitation.
Details regarding logging onto and attending the meeting over the website and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement, as well as in the Notice. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, even if you intend to attend the Annual Meeting, we ask that you please promptly vote via the Internet or by telephone, or if you receive a paper proxy card, please promptly submit your proxy by dating, signing, and returning the enclosed proxy card in the enclosed postage-prepaid envelope, to ensure that your votes are counted. If you vote via the Internet, vote by telephone, or submit your proxy card, you can still attend the Annual Meeting virtually. Please review the instructions on each of your voting options described in the accompanying Proxy Statement and Notice.
The board of directors and management of SiTime Corporation look forward to your attendance at the Annual Meeting.

By:	/s/ Rajesh Vashist
Rajesh Vashist
Chairman, President and Chief Executive Officer
April 15, 2025

SITIME CORPORATION
5451 Patrick Henry Drive
Santa Clara, California 95054
(408) 328-4400
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 30, 2025
To Our Stockholders:
SiTime Corporation will hold its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) at 9:00 a.m., Pacific Time, on Friday, May 30, 2025, and it will be a completely virtual meeting of stockholders via live webcast at: https://meetnow.global/MFKFLAY. We are holding the Annual Meeting:
•to elect the Board’s three nominees for Class III directors, Raman K. Chitkara, Katherine E. Schuelke, and Rajesh Vashist to serve until the 2028 annual meeting of stockholders or until their respective successors are duly elected and qualified;
•to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement;
•to ratify the appointment by the audit committee of Deloitte & Touche LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
•to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
We believe that the virtual meeting format expands stockholder access and participation and improves communications; therefore the Annual Meeting will be held via live webcast only. However, we have not decided if we will use a virtual meeting only format for future meetings.
You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting: https://meetnow.global/MFKFLAY. To participate in the meeting, you must review the information included on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail. Further information about how to attend the Annual Meeting online, vote your shares online during the meeting, and submit questions online during the meeting is included in the Proxy Statement.
Only stockholders of record at the close of business on April 4, 2025 are entitled to notice of, and to vote while attending the Annual Meeting on the Internet. For 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting during normal business hours at the Corporate Secretary’s office at 5451 Patrick Henry Drive, Santa Clara, California 95054.

You are cordially invited to attend the Annual Meeting live via the Internet. It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the Annual Meeting live via the Internet, we hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card if you receive a paper proxy card, or vote via the Internet or by telephone. Even if you have voted by proxy, this will not limit your rights to attend or vote during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By the Order of the Board of Directors,
/s/ Vincent Pangrazio
Vincent Pangrazio
Executive Vice President, Chief Legal Officer, and Corporate Secretary
Santa Clara, California
April 15, 2025
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 30, 2025: our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024, are available at www.investorvote.com/SITM.

SITIME CORPORATION
5451 Patrick Henry Drive
Santa Clara, California 95054
(408) 328-4400
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2025
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2025
This Proxy Statement and our Annual Report to Stockholders, which is our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available at www.investorvote.com/SITM.
MEETING AGENDA

Proposal No.	Proposal	Board Vote Recommendation
1
to elect the Board’s three nominees for Class III directors, Raman K. Chitkara, Katherine E. Schuelke, and Rajesh Vashist, to serve until the 2028 annual meeting of stockholders or until their respective successors are duly elected and qualified
For each SiTime director nominee

2	to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement	For

3	to ratify the appointment by the audit committee of Deloitte & Touche LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025	For
We intend to first mail the Notice and make this Proxy Statement and the form of proxy available to stockholders on or about April 15, 2025.

1

INFORMATION CONCERNING VOTING AND SOLICITATION
This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors (the “Board”) of SiTime Corporation, a Delaware corporation, of your proxy to vote at our 2025 Annual Meeting of Stockholders and any adjournments or postponements thereof (also referred to herein as the “Annual Meeting”). Our Annual Meeting will be held at 9:00 a.m., Pacific Time, on Friday, May 30, 2025, via live webcast at https://meetnow.global/MFKFLAY.
As used in this Proxy Statement, references to “we,” “us,” “our,” and “SiTime” refer to SiTime Corporation and our consolidated subsidiaries. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why is the Annual Meeting being held as a virtual meeting via webcast?
We believe that the virtual meeting format expands stockholder access and participation and improves communications. Therefore, the Annual Meeting will be a completely virtual meeting of stockholders. There will not be a physical meeting location and you will not be able to attend in person.
Will future annual meetings also be held in a virtual format?
We believe that the virtual meeting format expands stockholder access and participation and improves communications. However, we have not decided if we will use a virtual meeting format for future meetings.
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the "Notice") because the Board is soliciting your vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice and may request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
We intend to first mail the Notice and make this Proxy Statement and the form of proxy available to stockholders on or about April 15, 2025.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after April 25, 2025. In addition, if you wish, we will send you paper copies of our proxy materials, including a proxy card. Instructions on how to request paper copies of the proxy materials can be found in the Notice.
How can I attend the Annual Meeting?
The Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to vote at and participate in the Annual Meeting only if you were a stockholder of record of SiTime as of the close of business on April 4, 2025, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
To attend the Annual Meeting online and submit your questions during the meeting visit https://meetnow.global/MFKFLAY. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card, or on the instructions included in the instructions that accompanied your proxy materials. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website or you may call 1-888-724-2416. There will be technicians available to assist you. The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser for the virtual meeting platform.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below to participate in the Annual Meeting.
The online meeting will begin promptly at 9:00 a.m., Pacific Time, on May 30, 2025. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 4, 2025, will be entitled to vote at the Annual Meeting. On the record date, there were 23,721,534 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on April 4, 2025, your shares were registered directly in your name with SiTime’s transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote at https://meetnow.global/MFKFLAY during the Annual Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below or if you receive a paper proxy card, fill out and return the proxy mailed to you, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on April 4, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Stockholders holding shares through a bank or broker should follow the instructions on the voting instruction card received from the bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or ask questions unless you request and obtain a valid proxy from your broker, bank or other agent and register with Computershare in advance. To register to vote or ask questions at the Annual Meeting you must submit proof of your proxy power (legal proxy) reflecting your SiTime Corporation holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Friday, May 24, 2025. You will receive a confirmation of your registration by email after Computershare receives your registration materials.
Requests for registration should be directed to Computershare at the following:
•By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
•By mail: Computershare
SiTime Corporation Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
What am I voting on?
There are three matters scheduled for a vote:
•Election of the three directors named as nominees in this Proxy Statement;
•Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with SEC rules; and
•Ratification of the appointment by the audit committee of the Board of Deloitte & Touche LLP as the independent registered public accounting firm of SiTime for its fiscal year ending December 31, 2025.
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?
You may either vote “For” the nominees to the Board or you may “Withhold” your vote for one or more of the nominees. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at https://meetnow.global/MFKFLAY during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy.
•Voting via the Internet. To vote through the Internet before the Annual Meeting, go to http://www.investorvote.com/SITM to complete an electronic proxy card. You will need to review the information included on the Notice or your proxy card. Your vote must be received by 11:59 p.m. Pacific Time, on May 29, 2025 to be counted. We encourage you to vote via the Internet.
•Voting by telephone. To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Pacific Time, on May 29, 2025 to be counted.
•Voting by mail. To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•Voting at the Annual Meeting. To vote at the Annual Meeting, you must join live online at https://meetnow.global/MFKFLAY. The webcast will start at 9:00 a.m. Pacific Time. To participate and vote in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card (if you received a printed copy of the proxy materials), or on the instructions included in the instructions that accompanied your proxy material. You may vote and submit questions while attending the meeting online.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from SiTime. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, register with Computershare in advance as described above, and vote in accordance with the procedures described above. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.
We provide telephone and Internet proxy voting to allow you to vote your shares telephonically or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of April 4, 2025.

What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by telephone, through the Internet, by completing your proxy card, or at https://meetnow.global/MFKFLAY during the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares held in “street name” and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter under the New York Stock Exchange ("NYSE") rules (also applicable to companies listed on The Nasdaq Stock Market LLC (“Nasdaq”)). Brokers and nominees can use their discretion to vote “uninstructed” shares only with respect to matters that are considered to be “routine.” They may not vote your shares with respect to matters that are considered “non-routine” and for these matters your shares will be left unvoted. “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation), approval of equity incentive plans, and certain corporate governance proposals, even if management-supported. Proposal 3 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter under applicable NYSE rules. Proposals 1 (election of directors) and 2 (advisory approval of compensation of our named executive officers) are not considered routine matters, and without your instruction, your broker cannot vote your shares on these matters. If your broker returns a proxy card but does not vote your shares, this results in a “broker non-vote.” Broker non-votes will be counted as present for the purpose of determining a quorum. However, as brokers do not have discretionary authority to vote on Proposals 1 or 2, broker non-votes will not be counted for the purpose of determining the number of votes entitled to vote on Proposals 1 or 2. Accordingly, your broker or nominee may not vote your shares on Proposals 1 or 2 without your instructions, but may vote your shares on Proposal 3.
If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the three nominees for director, “For” the advisory approval of named executive officer compensation, and “For” the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of SiTime for its fiscal year ending December 31, 2025. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who am I being asked to appoint as proxy holders and what does it mean?
Our Board asks you to appoint Elizabeth Howe and Vincent Pangrazio as your proxy holders to vote your shares at the Annual Meeting. You make this appointment by voting by telephone, through the Internet, or by completing your proxy card.
If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.
Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by our Board at the time this Proxy Statement was printed and which, under our amended and restated bylaws (“Bylaws”), may be properly presented for action at the Annual Meeting. Our Board knows of no other matters that will be presented for consideration at the Annual Meeting.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Can I change or revoke my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit a properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to SiTime’s Corporate Secretary.
•You may attend the Annual Meeting via the live webcast and vote. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or you vote at the Annual Meeting.
Your most recent vote, whether at the Annual Meeting, by proxy card or by telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
Stockholders holding shares through a bank or broker should follow the instructions for revocation provided by the bank or broker.
When are stockholder proposals and director nominations due for next year’s annual meeting?
Information with respect to when stockholder proposals and director nominations are due for next year’s annual meeting is set forth under the caption “Stockholder Proposals for the 2026 Annual Meeting of Stockholders” at the end of this Proxy Statement.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count: with respect to the election of the directors, “For” and “Withhold” votes and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each of Proposal 2 and 3 and will have the same effect as “Against” votes for those proposals. Broker non-votes on Proposals 1 and 2 will have no effect and will not be counted towards the vote total for those proposals. Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine,” and the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How many votes are needed to approve each proposal?
•For the election of the directors, Proposal 1, the three nominees receiving the most “For” votes from the holders of shares present at the meeting via webcast or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect. There is no cumulative voting for the election of directors.

However, if the majority of the votes cast for a director are marked “withheld,” then notwithstanding the valid election of such director, such director shall promptly tender the director’s resignation for consideration by our Board. Our Board will determine whether to accept the resignation of such director, taking into account any recommendation of the nominating and corporate governance committee.
•To be approved, Proposal 2, advisory approval of the compensation of our named executive officers, must receive “For” votes from the holders of a majority of shares present at the meeting via webcast or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
•To be approved, Proposal 3, the ratification of the appointment by the audit committee of Deloitte & Touche LLP as the independent registered public accounting firm of SiTime for its fiscal year ending December 31, 2025, must receive “For” votes from the holders of a majority of shares present at the meeting via webcast or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.
•All other matters submitted for stockholder approval require the affirmative vote of the majority of shares present at the meeting via webcast or represented by proxy and entitled to vote.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting via webcast or represented by proxy. On the record date, there were 23,721,534 shares outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet, or at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum either the chairman of the meeting or the holders of a majority of shares present at the meeting via webcast or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1:
ELECTION OF DIRECTORS
Directors and Nominees
Our Bylaws and amended and restated certificate of incorporation (“Certificate of Incorporation”) provide that the authorized number of directors shall be set from time to time by resolution of our Board. Our Board is divided into three classes: Class I, Class II, and Class III. Each class has a three-year term:
•Our Class I directors are Torsten G. Kreindl and Akira Takata and their terms will expire at the annual meeting to be held in 2026.
•Our Class II directors are Edward H. Frank, Christine A. Heckart, and Tom D. Yiu and their terms will expire at the annual meeting to be held in 2027.
•Our Class III directors are Raman K. Chitkara, Katherine E. Schuelke, and Rajesh Vashist and their terms will expire at the Annual Meeting.
Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of SiTime. Our directors may be removed for cause by the affirmative vote of the holders of at least a majority of our voting stock issued and outstanding and entitled to vote.
Our Board, upon the recommendation of the nominating and corporate governance committee, has selected Raman K. Chitkara, Katherine E. Schuelke, and Rajesh Vashist, as nominees for election as Class III directors at the Annual Meeting. If elected at the Annual Meeting, these directors would serve until the annual meeting of stockholders to be held in 2028, or until they resign, are removed, or their successors are elected and qualified. Each person nominated for election has agreed to serve if elected. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by our Board to fill the vacancy.
The names of the nominees and certain biographical information about the nominees, including each director’s business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the nominating and corporate governance committee to recommend that the nominee should continue to serve on our Board, are set forth below. All of the nominees are currently serving as directors and were previously elected to the Board by the stockholders. It is our policy to encourage nominees for director to attend the Annual Meeting. Five of our directors attended the 2024 annual meeting of stockholders.
Class III Nominees
Raman K. Chitkara has served as a member of our Board since November 2019, and as lead independent director of our Board since January 2020. Since January 2021, Mr. Chitkara has served as a board member and chair of the audit committee of Arteris, Inc., a provider of interconnect and other intellectual property technology. Since March 2021, Mr. Chitkara has served as a board member of Automation Anywhere, Inc., an intelligent automation platform provider. From September 1984 to June 2018, Mr. Chitkara worked at PricewaterhouseCoopers LLP (“PwC”), a public accounting firm, where he served in various capacities including as partner, global technology industry leader, and global semiconductor industry leader. During his tenure at PwC, Mr. Chitkara held numerous leadership positions, including membership of the audit quality board and leader of the global assurance technology, information, communication, entertainment, and media practice. Mr. Chitkara served as a board member and chair of the audit committee of Xilinx, Inc., a technology and programmable logic device company, from August 2018 to February 2022. Mr. Chitkara holds a Bachelor of Commerce in accounting and business management from Shri Ram College of Commerce. We believe Mr. Chitkara is qualified to serve on our Board due to his extensive knowledge and experience with public company financial accounting matters for complex global organizations, including those in the semiconductor and technology sectors.
Katherine E. Schuelke has served as a member of our Board since November 2019. From January through August 2024, Ms. Schuelke served as Chief Legal Officer of Credo Semiconductor Inc., a connectivity solutions provider company. From June 2017 to January 2024, Ms. Schuelke served as senior vice president, chief legal officer, and corporate secretary of Seagate Technology PLC, a data storage company, where she was responsible for Seagate’s legal, government affairs, and security functions. From March 1996 to January 2016, Ms. Schuelke was employed by Altera Corporation, a semiconductor company which was listed on Nasdaq and subsequently acquired by Intel Corporation in December 2015, where she served as senior vice president, general counsel, and secretary from 2011 to 2016, vice president, general counsel and secretary from 2001 to 2011, and other positions of increasing responsibility from 1996 to 2011. Ms. Schuelke holds a bachelor’s in economics from the University at Buffalo and a JD from New York University School of Law. We believe Ms. Schuelke is qualified to serve on our Board due to her extensive legal and business experience at public companies and in the semiconductor industry as well as her knowledge of intellectual property, security, international business, government affairs, risk management, and corporate transactions.
Rajesh Vashist has served as our President and Chief Executive Officer and as a member of our Board since September 2007. Since November 1, 2019, Mr. Vashist has served as Chairman of our Board. Prior to joining SiTime, Mr. Vashist served as chief executive officer and chairman of the board of directors of Ikanos Communications, Inc., a semiconductor and software development company, from July 1999 to October 2006. Mr. Vashist holds a B.S. in engineering from National Institute of Technology Rourkela in India and an MBA from Marquette University. We believe that Mr. Vashist’s current role as our Chief Executive Officer and his extensive executive leadership and management experience at semiconductor companies qualify him to serve on our Board.

OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH
NAMED NOMINEE FOR CLASS III DIRECTORS OF SITIME.

Executive Officers, Directors, and Director Nominees
The following table shows information about our executive officers, continuing directors, and director nominees as of March 31, 2025:

Name	Age	Position
Executive Officers
Rajesh Vashist	67	Chairman, President and Chief Executive Officer
Elizabeth A. Howe	55	Executive Vice President, Finance and Chief Financial Officer
Samsheer Ahmad	50	Senior Vice President, Finance and Chief Accounting Officer
Fariborz Assaderaghi	63	Executive Vice President, Engineering and Operations
Lionel Bonnot	57	Executive Vice President, Worldwide Sales and Business Development
Vincent P. Pangrazio	61	Executive Vice President, Chief Legal Officer and Corporate Secretary
Piyush B. Sevalia	57	Executive Vice President, Marketing

Non-Employee Directors
Raman K. Chitkara(1)(2)	66	Director
Edward H. Frank(1)(3)	68	Director
Christine A. Heckart(3)	59	Director
Torsten G. Kreindl(1)(2)	61	Director
Katherine E. Schuelke(2)(3)	62	Director
Akira Takata	66	Director
Tom D. Yiu	72	Director
__________________________________________________
(1)Member of the audit committee.
(2)Member of the compensation and talent committee.
(3)Member of the nominating and corporate governance committee.
The following presents biographical information for each of our executive officers and directors listed in the table above, other than the director nominees whose information is presented above. With respect to our directors, the biographical information includes each director’s business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the nominating and corporate governance committee to recommend that the director should serve on our Board.
Executive Officers
Samsheer Ahmad has served as our Senior Vice President, Finance and Chief Accounting Officer since February 2024. Mr. Ahmad joined the Company in May 2015, and has held various positions, most recently serving as Vice President of Finance and Accounting of the Company from July 2017 to February 2024. Prior to joining the Company, Mr. Ahmad worked at Guavus Inc., a telecom analytics company, from 2014 to 2015, as Corporate Controller. From 2009 to 2014, Mr. Ahmad held various positions at TiVo Corporation, a digital entertainment technology solutions company, including Senior Director of Accounting. Mr. Ahmad holds a bachelor's degree in accounting and information systems from the University of the South Pacific.
Fariborz Assaderaghi has served as our Executive Vice President, Engineering and Operations since December 2020. Prior to joining SiTime, he was the Senior Vice President, Engineering, at Sunrise Memory Corporation from March 2020 until December 2020, where he was responsible for technology and product development. Prior to that, from February 2019 until March 2020, he was the Senior Vice President, Innovation and Advanced Technologies at NXP Semiconductors where he was responsible for technical roadmaps and innovation funnels, and before that held the position of Senior Vice President, Chief Technology Officer for IoT and Security division of NXP Semiconductors from February 2016 until February 2019, where he was jointly responsible for leading research and development. Prior to that, from June 2012 until February 2016, he was the Vice President of the Advanced Technology Development at InvenSense Inc. Prior to that Dr. Assaderaghi held various engineering positions at SiTime, Rambus Inc., and International Business Machines Corporation. Dr. Assaderaghi holds a M.S. in Electrical Engineering and a Ph.D. in Electrical Engineering and Computer Science both from the University of California, Berkeley.

Lionel Bonnot has served as our Executive Vice President of Worldwide Sales and Business Development since July 2019, and as Executive Vice President of Business Development from February 2018 to July 2019. Prior to joining SiTime, Mr. Bonnot was at Quantenna Communications ("Quantenna"), a wireless communication solution company that was listed on Nasdaq and subsequently acquired by ON Semiconductor Corporation in March 2019, from December 2007 to December 2017. During his 10-year tenure at Quantenna, Mr. Bonnot served as vice president of worldwide sales, senior vice president of business development, and most recently as senior vice president of marketing and business development, where he was responsible for product strategy and roadmap, corporate strategy, partnerships, and mergers and acquisitions. Mr. Bonnot also held various positions at Ikanos Communications, Inc., a semiconductor and software development company, from December 2001 to December 2007, including vice president of Europe, vice president of sales for North America and EMEA, and senior director of worldwide sales. Mr. Bonnot holds a M.S. in Computer Science from Ecole Nationale Supérieure d’Informatique in Paris, France.
Elizabeth A. Howe has served as our Executive Vice President, Finance and Chief Financial Officer since November 2023. Prior to joining the Company, Ms. Howe served as Chief Audit Executive at HP Inc. ("HP"), a publicly traded global information technology company, from August 2021 to November 2023, where she was responsible for HP's internal audit, SOX, and enterprise risk management programs. During Ms. Howe's 17-year tenure at HP she also served as Global Head of Investor Relations, Chief Financial Officer and Vice President of the Graphics Solutions Business at HP as well as other finance roles. Ms. Howe holds a B.S. in civil and environmental engineering from Stanford University and M.S. degrees in civil and environmental engineering and in engineering economic systems and operations research, also from Stanford University.
Vincent P. Pangrazio has served as our Executive Vice President, Chief Legal Officer and Corporate Secretary since June 2020. Mr. Pangrazio previously served as our acting General Counsel in a consultant capacity from March 2020 to June 2020, and had a private law practice from December 2019 until he joined SiTime. From July 2018 to September 2019, Mr. Pangrazio served as Chief Administrative and Legal Officer of HealthTap, Inc., a provider of online access to primary healthcare, where he was responsible for all legal matters. From March 2011 to July 2018, Mr. Pangrazio served as Senior Vice President and General Counsel of Cavium, Inc., a fabless semiconductor company that was listed on Nasdaq and subsequently acquired by Marvell Technology Group Ltd. in July 2018, where he was responsible for management of legal, IT and facilities departments. From January 2000 to March 2011, Mr. Pangrazio was a partner in the business department at the law firm of Cooley LLP. From 1999 to 2000, Mr. Pangrazio served as Vice President and General Counsel for Women.com Networks, Inc., a network of online sites featuring content and services for women. Mr. Pangrazio holds a B.S. degree in Electrical Engineering from Loyola Marymount University and a J.D. from Loyola Law School.
Piyush B. Sevalia has served as our Executive Vice President of Marketing since April 2012. Mr. Sevalia previously served as our Vice President of Marketing from March 2008 to April 2012. Prior to joining SiTime, Mr. Sevalia held various marketing positions at Ikanos Communications, Inc., a semiconductor and software development company, including vice president of access infrastructure products from October 2006 to March 2008, marketing head of access products from April 2006 to September 2006, and director of product marketing from September 2000 to March 2006. From July 1991 to September 2000, Mr. Sevalia held various positions at Cypress Semiconductor Corporation, a semiconductor company, including senior marketing manager, strategic marketing manager, senior/staff applications engineer, and applications engineer. Mr. Sevalia holds a B.E. in electrical engineering from the University of Mumbai, a M.S. in electrical engineering from the University of Michigan, and an MBA from the University of California, Berkeley.
Non-Employee Directors
Dr. Edward H. Frank has served as a member of our Board since November 2019, and has served as executive chair of Gradient Technologies, a cybersecurity startup, since October 2022. Dr. Frank serves as a director of Analog Devices, Inc., a semiconductor company, and Rocket Lab USA, Inc., a space systems company. Dr. Frank served as the chief executive officer of Brilliant Lime, Inc., a silicon, systems, and software technology development startup, from October 2017 to October 2022. Dr. Frank co-founded Cloud Parity, Inc., a voice-of-the-customer company, in December 2013, and served as its chief executive officer until September 2016. From May 2009 to October 2013, Dr. Frank served as vice president of Macintosh hardware systems engineering at Apple Inc., a multinational technology company. From May 1999 to March 2008, Dr. Frank served as corporate vice president of research and development at Broadcom Corporation, a fabless semiconductor company, which was traded on Nasdaq and acquired by Avago Technologies Limited in May 2014. Prior to joining Broadcom Corporation, Dr. Frank was co-founder and served as executive vice president of Epigram, Inc., an integrated circuit and software development company, which Broadcom acquired in May 1999. Dr. Frank’s prior experience includes serving as a director of Fusion-io, Inc., a computer hardware and software systems company, which was listed on NYSE and subsequently acquired by SanDisk Corporation in July 2014, from October 2013 until July 2014; as a director of Quantenna Communications, Inc., a wireless communication solution company, which was listed on Nasdaq and subsequently acquired by ON Semiconductor Corporation in March 2019, from July 2016 to August 2018; as a director of Cavium, Inc., a fabless semiconductor company, which was acquired by Marvell Technology Group Ltd. in July 2018, from July 2016 to July 2018; and as a director of Marvell Technology Group Ltd., a fabless semiconductor company, from July 2018 through June 2023. Dr. Frank is a member of the National Academy of Engineering, a Fellow of the Institute of Electrical and Electronic Engineers, and is a National Association of Corporate Directors Board Leadership Fellow. Dr. Frank holds a B.S. and a M.S. in electrical engineering from Stanford University and a Ph.D. in computer science from Carnegie Mellon University, where he also serves as a member of its Board of Trustees. We believe Dr. Frank’s substantial experience in the design, manufacture, sale, and marketing of semiconductors, his extensive executive leadership experience in the semiconductor industry, his experience working with companies that are among SiTime’s customers, and experience serving on boards of public companies qualifies him to serve on our Board.
Christine A. Heckart has served as a member of our Board since April 2021. Ms. Heckart founded Xapa World, Inc., a company developing a mobile app for human enrichment, in September 2021, and serves as its Chief Executive Officer. Prior to that, Ms. Heckart served as the Chief Executive Officer of Scaylr, Inc., a cloud-based data analytics platform company, from January 2019 until its acquisition by SentinelOne, Inc. in February 2021. From December 2017 until August 2018, Ms. Heckart was Senior Vice President of Business Unit and Product Marketing of Cisco Systems, Inc., an internet technology company, where she was responsible for all product marketing for Cisco’s portfolio. Prior to joining Cisco, she was the Senior Vice President and Chief Marketing Officer of Brocade Communications Systems, Inc., a networking solution company, from March 2014 until its acquisition by Broadcom Corporation in November 2016, where she was responsible for global marketing. From July 2012 until May 2013, she was the Chief Marketing Officer, and then the Executive Vice President, Strategy, Marketing, People and Systems at ServiceSource International Inc., a service revenue management company. From February 2010 to May 2012, she was the Chief Marketing Officer at NetApp, Inc., a data storage and management solutions provider. Ms. Heckart served as General Manager for the TV, video and music business of Microsoft Corporation, a developer of software, services, and hardware, from 2005 to 2010; and led global marketing at Juniper Networks, Inc., a provider of network infrastructure solutions, from 2002 to 2005. She served as a member of the board of directors of 6Sense Insights, Inc., a privately-held business-to-business predictive intelligence engine company, from November 2015 to February 2020. Ms. Heckart served as a member of the board of directors of Lam Research Corporation, a supplier of wafer fabrication equipment and services, from May 2011 until August 2019. Ms. Heckart holds a B.A. in economics from the University of Colorado at Boulder. We believe that Ms. Heckart’s experience in leadership roles at public companies, with board and governance matters, and with mergers and acquisitions, as well as her strong marketing background and experience, qualifies her to serve on our Board.
Dr. Torsten G. Kreindl has served as a member of our Board since November 2019. Since May 2016 Dr. Kreindl has served as managing partner of Capmont Venture Capital GmbH (previously known as Deutsche Invest Venture Capital GmbH), an investment company, and since May 2022 he has served as a managing partner of Capmont Technology (previously known as Deutsche Invest Technology), an investment company. Dr. Kreindl has served as a director of Plume Design, Inc., a WiFi network extender development company, since September 2017. From June 2018 to November 2023 Dr. Kreindl served as a director of Crate.io Inc., a data management company, and from January 2019 to May 2022, he served as a director of ProGlove GmbH, an industrial wearables company. From July 2013 to May 2022 Dr. Kreindl served as a director of Hays PLC, a recruitment and human resources services company. From April 2003 to April 2016, Dr. Kreindl served as a director, as chairman of the finance committee, and as a member of the remuneration and nomination committee of Swisscom AG, a telecommunications company. Dr. Kreindl served as general partner of venture capital firms Grazia Equity GmbH and Copan, from October 2005 to April 2016, and September 1999 to September 2005, respectively. From January 1996 to August 1999, Dr. Kreindl served as chief executive officer of Deutsche Telekom Broadband Cable AG, a broadband cable company. Dr. Kreindl holds a master’s and doctorate in industrial engineering from Johannes Kepler University Linz. We believe Dr. Kreindl is qualified to serve on our Board due to his extensive management experience, his service as a director of publicly traded companies, his international experience, and his experience working with companies that are among SiTime’s customers.
Akira Takata has served as a member of our Board since November 2014. Since July 2024, Mr. Takata has served as a director of EdgeCortix Pte. Ltd., a semiconductor and software development company for edge AI solutions. From June 2019 to June 2020, Mr. Takata served as the senior managing director of our largest stockholder, MegaChips Corporation (“MegaChips”), the second largest fabless semiconductor company based in Japan, and served as a consultant to MegaChips through March 2024. Prior to his role as senior managing director, he served in various roles at MegaChips, including as president and chief executive officer from June 2011 to June 2019, executive officer of business strategy office, executive officer of alliance strategy office, executive officer, director of operations, general manager of LSI business unit, and as a director. From June 2014 to June 2020, Mr. Takata served on the board of directors of Global

Semiconductor Alliance, a leading industry organization. Mr. Takata holds a bachelor’s in electronics engineering from Osaka University in Japan. We believe that Mr. Takata is qualified to serve on our Board due to his management and leadership experience in the semiconductor industry.
Tom D. Yiu has served as a member of our Board since November 2019. Since January 2007, Mr. Yiu has served as senior vice president and chief marketing officer of Macronix International Co., Ltd. (“Macronix”), an integrated device manufacturing company. Mr. Yiu has been with Macronix since April 1990. During his 35-year tenure at Macronix, Mr. Yiu also served as a director, since June 1995, as senior vice president and head of integrated solution group, from January 2004 to December 2006, senior vice president and chief operating officer, from January 1998 to December 2003, and senior vice president, product development, from April 1990 to December 1997. Mr. Yiu served as a director of MegaChips, our largest stockholder, from June 2013 to June 2019, and as a director of Infomax System Solutions and Services Co. Ltd., a financial software systems services company, from January 2016 to March 2017. Since December 2020, Mr. Yiu has served as a director of Chipbond Technology Corporation, a company listed on the Taipei exchange. Mr. Yiu holds a B.S. in electrical engineering from National Taiwan University and a M.S. in electrical engineering from the University of California, Berkeley. We believe that Mr. Yiu is qualified to serve on our Board due to his rich experience in memory integrated circuit design, marketing, international business, and operating fields.
For Mr. Chitkara, Ms. Schuelke, and Mr. Vashist's biographies, see “Proposal 1: Election of Directors” above.
There are no family relationships among any of our directors or executive officers.
The following tables describe the desired skills and experience for our directors, what those skills and experience represent, and the members of our Board that possess those skills and experience based on the directors self-identifying as having those skills or experience.

Desired Skill	What the Skill Represents
Industry Experience	Experience as an executive officer or director in the semiconductor industry
Technologist	Significant expertise in hardware or engineering
Executive Leadership	Experience as an executive officer of a company, public or private
Public Company Board	Past or current member of the board of a public company (other than SiTime)
Finance or Accounting Expertise	Expertise in financial statements or accounting, including experience as an executive officer or partner at an independent audit firm overseeing financial reporting, accounting, financial management, or audit process and procedure
Business Development and Strategy	Experience as an executive officer or board member in business development and strategy, including business expansion
International Leadership	Leadership experience in a global company overseeing teams in international offices, international operations, and/or international customers
Information Security	Experience as an executive officer or board member with information security, including cybersecurity matters
Regulatory and Compliance	Experience in governmental policy, legal knowledge, or experience with compliance and regulatory issues
Corporate Governance	Leadership experience as an executive officer or director overseeing corporate governance matters
Sustainability	Knowledge or experience that contributes to the Board’s understanding of one or more sustainability matters affecting SiTime business
M&A	Experience in acquisitions, divestitures, and other corporate transactions, including the integration of acquired businesses
Risk Management	Experience overseeing enterprise compliance functions or risk management functions

Desired Skill	Raman Chitkara	Edward Frank	Christine Heckart	Torsten Kreindl	Katherine Schuelke	Akira Takata	Rajesh Vashist	Tom Yiu
Industry Experience	x	x			x	x	x	x
Technologist		x		x		x	x	x
Executive Leadership	x	x	x	x	x	x	x	x
Public Company Board	x	x	x	x		x	x	x
Finance or Accounting Expertise	x			x
Business Development and Strategy	x	x	x	x	x	x	x	x
International Leadership	x		x	x	x	x	x	x
Information Security		x		x
Regulatory and Compliance	x				x
Corporate Governance	x	x	x		x	x	x	x
Sustainability	x	x	x	x	x
M&A	x	x	x		x	x	x
Risk Management	x				x

CORPORATE GOVERNANCE
Our business and affairs are organized under the direction of our Board, which currently consists of eight members. Rajesh Vashist, our President and Chief Executive Officer, serves as Chairman of our Board, and Raman K. Chitkara serves as our lead independent director. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling, and direction to our management. Our Board meets on a regular basis and additionally as required.
Director Independence
As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and SiTime, its senior management and its independent auditors, the Board has affirmatively determined that the following six directors on our Board qualify as independent directors, as defined under the Nasdaq listing standards: Messrs. Chitkara and Yiu, Mses. Heckart and Schuelke, and Drs. Frank and Kreindl. Accordingly, a majority of our directors are independent. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with SiTime.
Board Leadership Structure
Our Board is currently chaired by Mr. Vashist, our President and Chief Executive Officer, and Mr. Chitkara currently serves as lead independent director. We believe that combining the positions of Chief Executive Officer and Board chair helps to ensure that the Board and management act with a common purpose. We also believe that having a combined Chief Executive Officer and Board chair enhances agility and preserves alignment with the interests of our stockholders. In addition, we believe that a combined Chief Executive Officer/Board chair is better positioned to act as a bridge between management and the Board, thereby facilitating the regular flow of information. We also believe that it is advantageous to have a Board chair with an extensive history with and knowledge of SiTime (as is the case with our Chief Executive Officer).
The Board appointed a lead independent director to help ensure effective independent functioning of the Board in its oversight responsibilities. The position of lead independent director has been structured to serve the need for independent leadership and perspective when we have a combined Chief Executive Officer/Board chair. The lead independent director is empowered to, among other duties and responsibilities, preside over Board meetings in the absence of the Board chair, act as liaison between the Board chair and the independent directors, consult with the Chief Executive Officer on Board meeting agendas, call meetings of the independent directors or meetings of the Board, preside over any portions of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed, and, as appropriate upon request, act as a liaison to stockholders.
Board and Committee Meetings and Attendance
Our Board and its committees meet throughout the year on a set schedule, hold special meetings, and act by unanimous written consent from time to time as appropriate. During meetings of the Board, the independent directors meet regularly in an executive session without management or management directors present. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors. The lead independent director presides over the executive sessions. Our Board met four times during 2024. Each Board member attended all of the meetings of the Board and of the committees on which he or she served held during the portion of the last year for which he or she was a director or committee member. Directors are encouraged to attend our annual meeting of stockholders, either via webcast or telephonically. Five of our directors attended the 2024 annual meeting of stockholders.
Role of our Board of Directors in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our

Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. Both the Board as a whole and the committees receive periodic reports from the executive team regarding risk management, as well as incidental reports as matters may arise. In particular, our Board is responsible for monitoring and assessing strategic risk exposure.
Our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Audit committee responsibilities include oversight of cybersecurity matters and other computerized information system controls, including review of the policies and internal controls regarding information security and cybersecurity risk, and the audit committee typically meets each quarter with executives regarding these matters.
Our compensation and talent committee evaluates whether there are any risks arising from our compensation policies and practices which are reasonably likely to have a material adverse effect on us and recommends to the Board any changes deemed appropriate.
Our nominating and corporate governance committee monitors the effectiveness of our corporate governance policies. The nominating and corporate governance committee periodically evaluates our risk management process and system in light of the nature of material risks we face, and the adequacy of our policies and procedures designed to address risk, and makes recommendations to the Board for any changes deemed appropriate. In addition, the nominating and corporate governance committee reviews periodically with the Board and the Chief Executive Officer the succession plan for the Chief Executive Officer and certain other senior management positions.
Board Committees
Our Board has established an audit committee, a compensation and talent committee, and a nominating and corporate governance committee. Our Board has adopted a charter for each of these committees, which complies with the applicable requirements of current Nasdaq rules. We intend to comply with future requirements to the extent they are applicable to us. Copies of the charters for each committee are available on the investor relations portion of our website at https://investor.SiTime.com/corporate-governance/governance-overview.
The following table provides membership and meeting information for 2024 for each of the Board committees:

Name	Audit	Compensation and Talent	Nominating and Corporate Governance
Raman K. Chitkara	X*	X
Edward H. Frank	X*		X*
Christine A. Heckart			X
Torsten G. Kreindl	X*	X*
Katherine E. Schuelke		X	X*
Akira Takata
Tom D. Yiu
Total Meetings in 2024	10	12	5
*Committee chairperson
Below is a description of each committee of the Board.
Audit Committee
Our audit committee consists of Mr. Chitkara and Drs. Frank and Kreindl. Our Board has determined that each of the members of our audit committee satisfies the independence requirements of Nasdaq listing standards and Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Each member of our audit committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, our Board has examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.
Mr. Chitkara serves as the chair of our audit committee. Our Board has determined that Mr. Chitkara and Dr. Kreindl qualify as audit committee financial experts within the meaning of SEC regulations and meet the financial sophistication requirements of the Nasdaq listing rules. In making this determination, our Board has considered Mr. Chitkara’s formal education and previous experience in financial roles and Dr. Kreindl’s formal education and previous experience as a chief executive officer with financial oversight responsibilities. The audit committee met ten times during 2024. Both our independent registered public accounting firm and various members of management periodically meet privately with our audit committee.
The primary functions of this committee include, among other things:
•reviewing our financial reporting processes and disclosure controls;
•evaluating the performance, independence, and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;
•reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;
•reviewing the adequacy and effectiveness of our internal control policies and procedures;
•obtaining and reviewing at least annually a report by our independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;
•reviewing our annual and quarterly financial statements and reports, including the disclosures contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;
•reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of our financial controls and critical accounting policies;
•reviewing with management and our auditors any earnings announcements and other public announcements regarding material financial developments;
•establishing procedures for the receipt, retention, and treatment of complaints received by us regarding financial controls, accounting, auditing, or other matters;
•preparing the report that the SEC requires in our annual proxy statement;
•reviewing and providing oversight of any related person transactions in accordance with our related person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;
•reviewing our major financial risk exposures and the steps management has taken to monitor and control such exposures, including policies with respect to risk assessment and risk management;
•reviewing with management our investment philosophy and policies, including management of investment risk and applicable policies pertinent to our investment portfolio;
•periodically reviewing and discussing with our head of Information Technology material risks relating to data privacy, technology and information security, including cybersecurity, threats and back-up of information systems and our processes for assessing, identifying, and managing such risks, as well as the internal controls and disclosure controls and procedures relating to cybersecurity incidents; and
•reviewing and evaluating on an annual basis the performance of the audit committee and the audit committee charter.

Compensation and Talent Committee
Our compensation and talent committee consists of Mr. Chitkara, Dr. Kreindl, and Ms. Schuelke. Dr. Kreindl serves as the chair of our compensation and talent committee. Our Board has determined that each of the members of our compensation and talent committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies the independence requirements of the Nasdaq listing standards. The compensation and talent committee met 12 times during 2024.
The primary functions of this committee include, among other things:
•reviewing and approving the compensation and other terms of employment of our executive officers;
•reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance in light of these goals and objectives;
•administering our equity incentive plans and other employee benefit plans;
•making recommendations to our Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by our Board;
•reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, and any other material arrangements for our executive officers;
•reviewing with management and recommending to the Board the disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports and proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;
•preparing the report on executive compensation that the SEC requires in our annual proxy statement to the extent such report is included in any such proxy statement;
•overseeing the development, implementation, and effectiveness of our policies and strategies relating to human capital management, including but not limited to, policies and strategies regarding recruiting, retention, career development, diversity and inclusion, and other employment practices;
•review the practices and policies of employee compensation as they relate to risk management and risk-taking incentives, to determine if such compensation policies and practices are reasonably likely to have a material adverse effect on us;
•monitor the Company's regulatory compliance with respect to compensation matters;
•establish, approve, modify, and oversee the Company’s compensation clawback or similar policies, including a clawback policy that complies with the requirements of the SEC and the Nasdaq listing standards, and any required recoupment and disclosure; and
•reviewing and evaluating on an annual basis the performance of the compensation and talent committee and the compensation and talent committee charter.
Compensation and Talent Committee Processes and Procedures
Typically, the compensation and talent committee meets at least four times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the chair of the compensation and talent committee, in consultation with our Chief Executive Officer, Chief Legal Officer, and members of the committee. The compensation and talent committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation and talent committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in compensation and talent committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation and talent committee regarding his compensation or individual performance objectives.
Generally, the compensation and talent committee’s process comprises three related elements: the selection of the components of the compensation program, the determination of compensation amounts, and the establishment of performance objectives. For executive officers other than the Chief Executive Officer, the compensation and talent committee solicits and considers evaluations and recommendations submitted to the compensation and talent committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the compensation and talent committee, with input from the other independent directors, which determines any adjustments to his compensation as well as awards to be granted. For all executive officers as part of its deliberations, the compensation and talent committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, the total compensation that may become payable to executive officers in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels, and recommendations of the compensation and talent committee’s independent executive compensation consultant, including analyses of executive compensation paid at other peer companies.
The charter of the compensation and talent committee grants the compensation and talent committee full access to all books, records, facilities and personnel of SiTime. In addition, under the charter, the compensation and talent committee has the authority to obtain, at the expense of SiTime, advice and assistance from compensation consultants and internal and external legal, accounting, or other advisors and other external resources that the compensation and talent committee considers necessary or appropriate in the performance of its duties. The compensation and talent committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the compensation and talent committee. In particular, the compensation and talent committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the compensation and talent committee may select, or receive advice from, a compensation consultant, legal counsel, or other adviser to the compensation and talent committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
Our compensation and talent committee directly engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”), a national compensation consulting firm with compensation expertise relating to technology companies. During 2024, the compensation and talent committee continued to use Pearl Meyer to serve as its independent advisor. Pearl Meyer advises the compensation and talent committee with respect to trends in executive compensation, compensation peer group selection, analysis of survey data, the determination and design of compensation plans and arrangements, the assessment of competitive executive pay levels and mix, and setting compensation levels. Pearl Meyer also advised the nominating and corporate governance committee with respect to non-employee director compensation, including analysis of survey data and the assessment of competitive non-employee director compensation levels and mix. The compensation and talent committee may replace Pearl Meyer or hire additional advisors at any time.
Pearl Meyer has not provided any other services to us or received compensation other than with respect to the services described above. Based on the consideration of the various factors as set forth in the rules of the SEC and the listing standards of The Nasdaq Stock Market, the compensation and talent committee has determined that its relationship with Pearl Meyer and the work of Pearl Meyer on behalf of the compensation and talent committee has not raised any conflict of interest.
Compensation and Talent Committee Interlocks and Insider Participation
Our compensation and talent committee consists of Dr. Kreindl, Mr. Chitkara, and Ms. Schuelke. None of the members of our compensation and talent committee has ever been an executive officer or employee of ours. None of our executive officers currently serves, or has served during the last completed year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or compensation and talent committee.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Dr. Frank, Ms. Heckart, and Ms. Schuelke. Our Board has determined that each of the members of our nominating and corporate governance committee satisfies the independence requirements of the Nasdaq listing standards. Ms. Schuelke serves as the chair of our nominating and corporate governance committee. The nominating and corporate governance committee met five times during 2024.
The primary functions of this committee include, among other things:

•identifying, reviewing, and making recommendations of candidates to serve on our Board, including those recommended by stockholders, based on criteria set forth in our corporate governance guidelines;

•evaluating the performance of our Board, committees of the Board, and individual directors and determining whether continued service on our Board is appropriate;
•reviewing annually any stockholder proposals submitted for inclusion in our proxy statement and recommending to the Board any statements by us in response;
•establishing procedures for the submission and consideration of nominations by stockholders for candidates to serve on our Board;
•evaluating the current size, composition, structure, and organization of the Board and its committees and making recommendations to our Board for approvals, taking into consideration stockholder feedback and corporate governance best practices;
•developing a set of corporate governance policies and principles and recommending to our Board any changes to such policies and principles;
•evaluating developments in corporate governance and shareholder engagement, and reviewing our governance documents, disclosures and other actions related thereto;
•reviewing and recommending to the Board the compensation of our non-employee Board members;
•reviewing changes in employment or service on other boards by a member of the Board and making recommendations to the Board as to whether the member of the Board should continue his or her service on the Board or any committee in light of such changes or be requested to resign from the Board or such committee;
•reviewing and overseeing policies, programs, and goals related to sustainability matters and public reporting on these topics;
•reviewing periodically with the Board chair and the Chief Executive Officer the succession plan for the Chief Executive Officer and certain other senior management positions, and making recommendations to the Board with respect to such plans;
•evaluating our risk management process and system in light of the nature of material risks we face and the adequacy of our policies and procedures designed to address risk, and making recommendations to the Board for any changes; and
•reviewing and evaluating on an annual basis the performance of the nominating and corporate governance committee and the nominating and corporate governance committee charter.
Evaluation of Board and Director Performance

Our Board believes that a regular evaluation process is an essential component of strong corporate governance practices. Our nominating and corporate governance committee oversees an evaluation process to evaluate Board effectiveness and succession planning for the Board. This evaluation process consists of a full Board assessment as well as assessments of each of the Board’s standing committees. Our Board conducts a self-assessment of the Board and the committees annually, and utilizes the services of a third party to conduct the assessment every third year. This evaluation process seeks feedback on Board and committee performance, lead independent director performance, overall Board and committee dynamics and effectiveness, information flow and access to management, director preparation and participation, and succession planning. The results of the evaluations are reviewed and discussed with the Board.
Director Nominations
Our Board nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. Our nominating and corporate governance committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to our Board for nomination or election.
Our nominating and corporate governance committee has a policy regarding consideration of director candidates recommended by stockholders. Our nominating and corporate governance committee reviews suggestions for director candidates recommended by stockholders and considers such candidates for recommendation based upon an appropriate balance of knowledge, experience, and capability.

In addition to considering an appropriate balance of knowledge, experience, and capability for director candidates, our Board believes its deliberations and performance benefit from having its membership be composed of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and characteristics, including different ages, educations, and professional experiences. Our nominating and corporate governance committee selects director candidates based on factors such as relevant business, market, technological, or other expertise upon which to be able to offer advice and guidance to management, exhibiting integrity, having no material conflicts of interest with SiTime, having sufficient time to devote to the affairs of SiTime, demonstrated excellence in their field, having the ability to exercise sound business judgment, diversity of perspectives, skills, styles, and characteristics, potential for long-term contribution to our business, and having the commitment and vision to rigorously represent the long-term interests of our stockholders. When evaluating candidates for nomination as new directors, the nominating and corporate governance committee will consider the foregoing factors.
Our nominating and corporate governance committee believes it is appropriate for a majority of the members of our Board to meet the definition of “independent director” under the Nasdaq rules. Our nominating and corporate governance committee also believes it appropriate for our Chief Executive Officer to participate as a member of our Board.
Prior to each annual meeting of stockholders, our nominating and corporate governance committee will first identify nominees by reviewing the current directors whose terms expire at the annual meeting of stockholders and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of our Board, with respect to the particular talents and experience of its directors. If a director does not wish to continue in service, the nominating and corporate governance committee determines not to nominate the director, or a vacancy is created on our Board as a result of a resignation, an increase in the size of our Board or other event, the nominating and corporate governance committee will consider various candidates for Board membership, including those suggested by members of the nominating and corporate governance committee, by other members of our Board, by any executive search firm engaged by the nominating and corporate governance committee, and by stockholders. A stockholder who wishes to suggest a prospective nominee for our Board should notify our Corporate Secretary, any member of the nominating and corporate governance committee, or the persons referenced below in “Communications with our Board of Directors” in writing with any supporting material the stockholder considers appropriate.
Board Diversity Matrix (as of April 15, 2025)
The Board Diversity Matrix, below, provides the diversity statistics for our eight Board members. To see our Board Diversity Matrix as of January 25, 2024, please see our proxy statement filed with the SEC on April 16, 2024.

Total Number of Directors	8
	Female	Male	Non-Binary	Did not Disclose
Part I: Gender Identity
Directors	2	6	—	—
Part II: Demographic Background
Asian	—	4	—	—
White	2	2	—	—
Our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to our Corporate Secretary and otherwise comply with the provisions of our bylaws. To be timely, our bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the anniversary of the proxy statement provided in connection with the previous year’s annual meeting. Information required by our bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Exchange Act and the related rules and regulations under that section.
Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our bylaws and must be addressed to: Corporate Secretary, SiTime Corporation, 5451 Patrick Henry Drive, Santa Clara, California 95054. You can obtain a copy of our bylaws by writing to the Corporate Secretary at this address.

Communications with our Board of Directors
We consider our relationship with our stockholders to be a high priority. To ensure that the Board and management have an opportunity to listen to and understand the varying perspectives of our stockholders, in February 2024, members of management and our lead independent director had constructive conversations with and sought feedback from stockholders holding approximately 24% of our outstanding shares. Topics discussed included, among other things, corporate governance, executive compensation, and corporate sustainability initiatives. As a result of these discussions, management and the Board gained useful understanding and insight into the views of these stockholders and the compensation and talent committee took this into account in setting compensation for the named executive officers for 2024 as described more fully in “Compensation Discussion and Analysis” below. In February 2025 and March 2025, members of management and our lead independent director continued our engagement with our stockholders. We believe that ongoing engagement builds mutual trust and understanding with our stockholders. Such engagement and feedback are important components of our corporate governance practices and inform our decisions and programs.
Our Board recommends that stockholders and other interested parties initiate communications with our Board, the independent directors, the Chairman, or any committee of our Board in writing to the attention of our Corporate Secretary, SiTime Corporation, 5451 Patrick Henry Drive, Santa Clara, California 95054. This process will assist our Board in reviewing and responding to stockholder communications in an appropriate manner. Our Board has instructed our Corporate Secretary to review such correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration such as spam, junk mail and mass mailings, product complaints, personal employee complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, business solicitations, or advertisements.
Code of Conduct and Business Ethics for Employees, Executive Officers, and Directors
The Board has adopted a Code of Conduct and Business Ethics (the “Code of Conduct”) applicable to all of our employees, executive officers, and directors. Our Code of Conduct is designed to promote ethical conduct as well as compliance with applicable laws and regulatory requirements. The Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for executive officers and directors. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. The Code of Conduct is available on the investor relations portion of our website at https://investor.SiTime.com/corporate-governance/governance-overview.
We also have implemented whistleblower procedures that establish formal protocols for receiving and handling complaints. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to our audit committee.
Corporate Governance Guidelines
The Board documented our governance practices by adopting Corporate Governance Guidelines in May 2019, as amended from time to time, to assure that the Board will have the necessary authority and policies in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, stock ownership guidelines, and board committees and compensation. The Corporate Governance Guidelines are available on the investor relations portion of our website at https://investor.SiTime.com/corporate-governance/governance-overview.
For a description of our stock ownership guidelines, see “Executive Compensation - Other Compensation Practices - Stock Ownership Guidelines” below.

Insider Trading Policy
We have adopted an Insider Trading and Communications Policy (“Insider Trading Policy”), as amended from time to time, governing the purchase, sale, and/or other dispositions of our securities by directors, officers, employees, consultants and contractors that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. In addition, it is our intent to comply with applicable laws and regulations relating to insider trading. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2023.

Prohibition against Hedging by Employees, Officers and Directors
Our Insider Trading Policy prohibits all employees, including our executive officers, as well as consultants and contractors, and non-employee directors (collectively, "covered individuals") from engaging in hedging transactions involving our securities, engaging in short sales of our securities, buying or selling puts or calls, or their equivalents, of our securities, establishing margin accounts, or pledging our securities as collateral for a loan.

Corporate Social Responsibility
We believe corporate social responsibility is a long-term investment that can create value for SiTime, our employees, our stockholders, our customers, our partners, and our suppliers. We seek to create innovative products and technologies, while operating in an economically, socially, and environmentally sustainable manner. The nominating and corporate governance committee oversees the development and implementation of our corporate social responsibility policies and practices, and monitors our performance. We comply with all laws relating thereto.

Sustainability Practices
We believe that our success depends largely upon our employees and on our ability to continue to attract, retain, and motivate qualified employees. We promote an inclusive environment by valuing the contributions of all employees and working to ensure that all employees feel seen, heard, valued, and respected. We encourage the diversity of thinking that comes from the differences in experiences, knowledge, perspective, culture, customs, and background of all of our employees. We believe a diverse workforce supports creativity, problem-solving, and better decision-making. We actively seek a diverse talent pool using inclusive hiring practices. The nominating and corporate governance committee has tasked our management team with taking a proactive approach to diversity, equity, and inclusion, and periodically reviews our programs and processes to ensure continual improvement. Six of our eight Board members are diverse, with two self-identifying as female and four self-identifying as members of an underrepresented minority.
We believe it is important to minimize the environmental impact of our products and operations to ensure a sustainable future. Our timing solutions enable customers to create more energy efficient products. We are working to enhance our sustainability practices by developing and implementing policies to reduce our greenhouse gas emissions, consumption of energy and water, and the waste our operations generate. We are a global fabless semiconductor company and strive to work with semiconductor foundries and outsourced assembly and test contractors that demonstrate a commitment to high ethical standards and responsible environmental practices.
Supplier Code of Conduct
We are committed to respecting human rights, monitoring the safety and integrity of products, and reducing the environmental footprint of our supply chain. We have adopted a supplier code of conduct (“Supplier Code”) to ensure that our suppliers meet our high standards as well as industry expectations and internationally recognized standards regarding: (i) labor and human rights, health and safety, and treatment of employees and contractors; (ii) environmental responsibility; (iii) ethical business practices; and (iv) compliance with applicable laws and regulations. Our Supplier Code applies to our suppliers, as well as their employees and subcontractors.

PROPOSAL 2:
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
At the 2022 Annual Meeting of Stockholders, the stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board has adopted a policy that is consistent with this preference and therefore is again asking the stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosures contained in this Proxy Statement. As described in that section, we believe that our compensation policies and decisions are significantly performance-based and designed to enable us to motivate the named executive officers to achieve and exceed financial and strategic objectives, incentivize long-term performance and sustained growth, retain the executive officers, and align the interests of the executive officers with stockholder interests.

To align our pay practices with stockholder interests, approximately 85% of total 2024 target compensation for our named executive officers was paid or granted in the form of equity awards. The value of equity awards is significantly impacted by our financial and stock price performance. In addition, approximately 95% of total 2024 target compensation for our Chief Executive Officer was paid or granted in the form of equity awards, of which approximately 60% of the target grant date value of the annual long-term incentive program for 2024 for our Chief Executive Officer was performance-based.
Accordingly, the Board is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to SiTime’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, the compensation tables and related narrative disclosures is hereby APPROVED.”
Because the vote is advisory, it is not binding on the Board or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management, the compensation and talent committee, and the Board and, accordingly, the Board and the compensation and talent committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. We expect that the next advisory vote on executive compensation will be at our 2026 annual meeting of stockholders.
OUR BOARD RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3:
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTANTS
Our audit committee of the Board, which is composed entirely of non-employee independent directors, has selected Deloitte & Touche LLP as our independent registered certified public accountants to audit our books, records, and accounts and our subsidiaries for the fiscal year ending December 31, 2025. Ratification of the appointment of Deloitte & Touche LLP by stockholders is not required by law. However, as a matter of good corporate practice, such appointment is being submitted to the stockholders for ratification at the Annual Meeting. If the stockholders do not ratify the appointment, our Board and our audit committee will reconsider whether or not to retain Deloitte & Touche LLP, but may retain Deloitte & Touche LLP. Even if the appointment is ratified, our audit committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of SiTime and its stockholders.
Deloitte & Touche LLP has reported on the consolidated financial statements since June 10, 2024. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Change in Independent Registered Public Accounting Firm

On June 10, 2024, we notified BDO USA, P.C. (“BDO”) that it was being dismissed as our independent registered public accounting firm, effective immediately. The decision to change our independent public accounting firm was authorized by our audit committee.
On June 10, 2024, our audit committee approved the appointment of Deloitte & Touche LLP as our independent registered certified public accountants to audit our books, records, and accounts and our subsidiaries for the fiscal year ending December 31, 2024, replacing BDO, who audited our consolidated financial statements for the fiscal year ended December 31, 2023.
BDO’s reports on our consolidated financial statements as of and for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an adverse opinion on internal control over financial reporting as of December 31, 2023, issued in connection with our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as a result of the material weakness described below.
During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through June 10, 2024, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) of the rules and regulations of the SEC between us and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports.
During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through June 10, 2024, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except as reported in Part II, Item 9A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, we reported a material weakness in our internal control over financial reporting during such period related to a deficiency in the review control over the classification of cash flows from investments within the statements of cash flows in accordance with applicable accounting guidance for the periods ended March 31, 2023, June 30, 2023, and September 30, 2023. As reported in Part I, Item 4 of our Quarterly Report on Form 10-Q filed with the SEC on May 9, 2024, our management, under the oversight of our audit committee, implemented changes to our review procedures to improve internal control over financial reporting to remediate the control deficiency that gave rise to the material weakness, and upon completion of our testing of the design and operating effectiveness of these new control procedures, management concluded that the previously identified material weakness was remediated as of March 31, 2024.
In accordance with Item 304(a)(3) of Regulation S-K, we provided BDO with a copy of the foregoing disclosures and requested that BDO furnish a letter addressed to the SEC stating whether or not it agrees with such disclosure. A copy of BDO’s letter dated June 11, 2024, was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on June 12, 2024.
During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through June 10, 2024, neither we nor anyone acting on our behalf has consulted with Deloitte & Touche LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Deloitte & Touche LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Principal Accounting Fees and Services
Deloitte & Touche LLP did not provide professional services to us for the year ended December 31, 2023. Aggregate fees for professional services rendered for us by Deloitte & Touche LLP for the year ended December 31, 2024 were as follows, all of which were approved by the audit committee:

Services Provided	2024	2023
Audit fees (1)	1,392,250	—
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$1,392,250
__________________________________________________
(1)Represents the aggregate fees billed for the audit of SiTime’s consolidated financial statements, review of the condensed consolidated financial statements included in SiTime’s quarterly reports, the audit of the effectiveness of SiTime’s internal control over financial reporting in 2024, and services in connection with the statutory and regulatory filings or engagements for the year.
Audit Committee Pre-Approval Policies and Procedures
Our audit committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the audit committee pre-approves both the type of services to be provided by Deloitte & Touche LLP and the estimated fees related to these services.
During the approval process, the audit committee considers the impact of the types of services and the related fees on the independence of the registered public accountant. The services and fees must be deemed compatible with the maintenance of such accountants’ independence, including compliance with SEC rules and regulations.
Throughout the year, our audit committee reviews any revisions to the estimates of audit and non-audit fees initially approved.
OUR BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1
The audit committee is a committee of the Board composed solely of independent directors as required by the listing standards of Nasdaq and rules and regulations of the SEC. The audit committee assists the Board in fulfilling its legal and fiduciary obligations in matters involving SiTime’s accounting, auditing, financial reporting, and internal control. The audit committee charter is available on SiTime’s website at www.SiTime.com. The composition and responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.
SiTime’s management is responsible for establishing and maintaining internal controls, establishing processes and procedures to facilitate compliance with accounting standards and applicable laws and regulations, and preparing SiTime’s financial statements. SiTime’s independent registered public accountants are responsible for performing an independent audit of SiTime’s financial statements and to issue a report thereon. The audit committee is responsible for overseeing the conduct of these activities by SiTime’s management and the independent registered public accountants.
The audit committee has discussed with the independent registered public accountants matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the independent registered public accountants provided to the audit committee the written disclosures and letter from the independent registered public accountants as required by applicable requirements of the PCAOB regarding the independent registered public accountants’ communications with the audit committee concerning independence, and has discussed such accountants’ independence from SiTime and its management.
The audit committee has discussed with SiTime’s management and its independent registered public accountants, with and without management present, the audited financial statements and their evaluations of SiTime’s internal accounting controls and the overall quality of SiTime’s financial reporting.
In reliance on the reviews and discussions with management and the independent registered public accountants referred to above, the audit committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in SiTime’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.
Raman K. Chitkara (Chairperson)
Torsten G. Kreindl
Edward H. Frank
[1] The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of SiTime under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 28, 2025, regarding the number of shares of common stock and the percentage of common stock, beneficially owned by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•each of our directors;
•each of our named executive officers;
•and all of our current executive officers and directors as a group.
The percentage ownership is based on 23,721,534 shares of common stock outstanding on March 28, 2025. Information with respect to beneficial ownership has been furnished by each director, officer, or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the vesting of restricted stock unit awards ("RSUs") or exercise of warrants or other securities that are either immediately exercisable or exercisable or vest within 60 days of March 28, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants, or securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o SiTime Corporation, 5451 Patrick Henry, Santa Clara, California 95054.

	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Greater than 5% Stockholder:
MegaChips Corporation(1)	3,820,000	16.0%
FMR LLC (2)	3,469,843	15.0%
BlackRock, Inc. (3)	3,066,983	13.0%
The Vanguard Group(4)	2,416,038	10.0%
Named Executive Officers and Directors:
Rajesh Vashist (5)	247,626	1.0%
Elizabeth Howe (6)	14,894	*
Fariborz Assaderaghi (7)	17,568	*
Lionel Bonnot (8)	8,520	*
Piyush Sevalia (9)	10,119	*
Akira Takata (10)	18,059	*
Raman K. Chitkara (10)	22,834	*
Edward H. Frank (11)	14,434	*
Christine A. Heckart (12)	12,871	*
Torsten G. Kreindl (10)	15,626	*
Katherine E. Schuelke (10)	12,945	*
Tom D. Yiu (10)	22,730	*
All current executive officers and directors as a group (14 persons) (13)	497,615	2.1%
__________________________________________________
*Represents beneficial ownership of less than 1%.
(1)Based solely on information reported on Form 144 filed by MegaChips Corporation on March 13, 2025, and information reported on a Schedule 13G/A filed by MegaChips Corporation, on February 19, 2025, MegaChips Corporation has sole voting and sole dispositive power with respect to all of the shares. The principal address for MegaChips Corporation is 1-1-1 Miyahara, Yodogawa-ku, Osaka, 532-0003, Japan.

(2)Based solely on information reported on a Schedule 13G/A filed by FMR LLC, on November 12, 2024, FMR LLC has sole voting power with respect to 3,462,872 of the shares and sole dispositive power with respect to all of the shares, Abigail P. Johnson has sole dispositive power with respect to all of the shares, and Fidelity Management & Research Company LLC beneficially owns 5% or more of our outstanding shares. The principal address for FMR LLC and Ms. Johnson is 245 Summer Street, Boston, Massachusetts 02110.
(3)Based solely on information reported on a Schedule 13G/A filed by BlackRock, Inc., on February 5, 2025, BlackRock, Inc. has sole voting power with respect to 3,024,616 of the shares and sole dispositive power with respect to 3,066,983 of the shares, and BlackRock Fund Advisors beneficially owns 5% or more of our outstanding shares. The principal address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(4)Based solely on information reported on a Schedule 13G/A filed by The Vanguard Group, on October 4, 2024, The Vanguard Group has sole voting power with respect to none of the shares, shared voting power with respect to 33,381 of the shares, shared dispositive power with respect to 55,279 of the shares, and sole dispositive power with respect to 2,360,759 of the shares. The principal address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(5)Includes (i) 10,936 RSUs which will vest within 60 days of March 28, 2025, and (ii) 28,399 shares held by Alderbran Constellation LLC of which Mr. Vashist is one of the managing members.
(6)Includes 5,714 RSUs which will vest within 60 days of March 28, 2025.
(7)Includes 9,613 RSUs which will vest within 60 days of March 28, 2025.
(8)Includes 5,222 RSUs which will vest within 60 days of March 28, 2025.
(9)Includes 5,313 RSUs which will vest within 60 days of March 28, 2025.
(10)Includes 2,115 RSUs which will vest within 60 days of March 28, 2025.
(11)Includes (i) 2,115 RSUs which will vest within 60 days of March 28, 2025, (ii) 1,000 shares held through the Whitton Anne Frank 2015 Heritage Trust, of which Dr. Frank is a trustee, and (iii) 1,000 shares held through the Naomi Mantor Frank 2015 Heritage Trust, of which Dr. Frank is a trustee.
(12)Includes 3,116 RSUs which will vest within 60 days of March 28, 2025.
(13)Consists of shares held by each current executive officer (including two executive officers who are not named executive officers) and directors as of March 28, 2025. Includes an aggregate of 64,736 RSUs which will vest within 60 days of March 28, 2025.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

No Option Grants for Employees or Non-Employee Directors
The Company does not grant stock options, stock appreciation rights, or similar instruments with option-like features and has no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes our executive compensation philosophy and programs, decisions made under those programs, and the factors considered in making those decisions for our “named executive officers,” who for the year ended December 31, 2024 are:
•Rajesh Vashist, our Chairman, President and Chief Executive Officer;
•Elizabeth A. Howe, our Executive Vice President, Finance, and Chief Financial Officer;
•Fariborz Assaderaghi, our Executive Vice President, Engineering and Operations;
•Lionel Bonnot, our Executive Vice President, Worldwide Sales and Business Development; and
•Piyush Sevalia, our Executive Vice President, Marketing.
Overview
Our compensation program is designed to:
•Attract, motivate, incentivize, and retain executives who contribute to our long-term success;

•Provide compensation packages to our executive officers that are competitive and reward the achievement of our business objectives as well as individual performance, and effectively align their interests with those of our stockholders;
•Align pay and performance by emphasizing performance-based compensation for our named executive officers based on criteria intended to drive short-term growth and create long-term stockholder value;
•Be affordable within the context of our operating model; and
•Reflect our culture and values.
Our 2024 corporate performance highlights include:
•We significantly increased our absolute TSR since our initial public offering in 2019 by over 1,500%;
•We grew our revenue by over 40% from our 2023 revenue;
•We introduced eight new platforms, with over 30 possible part numbers in 2024; and
•We introduced the MEMS-based Chorus™ clock-system-on-a-chip (ClkSoC) for AI datacenters, which delivers up to ten times higher performance in half the time as compared to oscillators and clocks. We also introduced Chorus Automotive clock generators, enabling high levels of safety with our FailSafe™ Technology.

Key Features of Our Executive Compensation Program

What We Do	What We Don't Do
☑ We tie pay to performance by providing a significant amount of compensation that is at risk and aligned with stockholder interests	☒ We do not provide excessive perquisites
☑ We align pay and performance by selecting performance criteria that are intended to drive growth and create sustainable long-term stockholder value	☒ We do not allow hedging or pledging of our stock
☑ We issue PRSUs with multi-year performance and vesting periods to our named executive officers, which comprise a significant percentage of the total equity granted	☒ We do not provide our named executive officers with guaranteed annual salary increases, bonuses, or equity rights
☑ We use objective performance criteria as the metrics for vesting of our PRSUs and a significant portion of our annual bonuses	☒ We do not maintain compensation programs that we believe create risks reasonably likely to have a material adverse impact on SiTime
☑ Bonuses for named executive offers are paid in RSUs, which further aligns with stockholder interests	☒ We do not provide tax “gross-ups” in connection with a change in control
☑ We have rigorous stock ownership guidelines for our executive officers and Board to reinforce alignment with stockholders	☒ We do not have a supplemental executive retirement plan that provides pension or other benefits to our named executive officers
☑ We do not guarantee payments under our PRSUs	☒ We do not distribute dividends or dividend equivalents on our unvested or unearned RSUs and PRSUs
☑ We set maximum payout amounts for our executive bonuses and PRSUs that are aligned with competitive market practices
☑ Our compensation and talent committee selects and retains an independent compensation consultant
☑ Our compensation and talent committee conducts an annual executive compensation review and uses a "pay-for-performance" compensation philosophy, reviews external market data when making compensation decisions, annually reviews our peer group with its independent compensation consultant, and aligns the peer group to the company based on relative size, value, industry, and financial performance characteristics

☑ Our compensation and talent committee is composed solely of independent directors
☑ We have “at-will” employment agreements with our named executive officers
☑ We have a compensation recoupment (clawback) policy that complies with the Nasdaq Stock Market listing standards to ensure accountability
☑ We have robust ongoing stockholder engagement to solicit feedback and review potential enhancements to our compensation program
☑ We conduct an annual advisory “Say-on-Pay” vote
2024 Compensation Program Highlights
Our executive compensation program emphasizes long-term value creation that correlates with the growth of sustainable long-term value for our stockholders and incentivizes, rewards, and retains our named executive officers for their accomplishments. Based on changes implemented in 2024, we believe that our executive compensation program is reasonable, competitive, and motivates our executives to grow and expand our business on behalf of our stockholders. For 2024, the compensation and talent committee took the following compensation actions:
Base Compensation: The compensation and talent committee approved an increase to our named executive officers' base salary, the first such increase since 2020, and an increase to our Chief Executive Officer's base salary, the first such increase since 2022, with such increases effective as of December 1, 2024;
Performance-Based Equity Awards: We granted PRSUs that vest subject to performance over two- and three-year periods performance metrics based on relative total stockholder return;
Elimination of Awards with Overlapping Performance Metrics: The compensation and talent committee eliminated the use of PRSUs tied to revenue goals as revenue growth is a significant component of the 2024 Executive Bonus and Retention Plan; and
Stock Ownership Guidelines – the compensation and talent committee:
•Increased in our Chief Executive Officer’s stock ownership guideline requirement from 5x to 6x base salary as of December 31, 2026; and
•Increased for all of our named executive officers other than our Chief Executive Officer, the stock ownership guideline requirements from 1x to 2x base salary as of December 31, 2026, and to 3x base salary as of December 31, 2028.
Approximately 85% of total 2024 target compensation for our named executive officers is comprised of equity awards the value of which is significantly impacted by our financial and stock price performance. In addition, approximately 95% of the target total compensation for our Chief Executive Officer for 2024 is comprised of equity awards and approximately 60% of these awards are PRSUs. Unless we achieve certain performance goals, our Chief Executive Officer will not realize the full target value of his long-term incentive compensation. Further, because our common stock underlies our equity-based compensation awards, the immediate value of these awards is subject to fluctuations in our stock price, strongly aligning the interests of our Chief Executive Officer with those of our stockholders.

The chart below illustrates the composition of our Chief Executive Officer’s target total 2024 compensation:

Our compensation and talent committee has historically set very rigorous performance targets for PRSUs granted to our named executive officers and there is no assurance that the grant date fair values as reported in the Summary

Compensation Table for the equity awards granted to our named executive officers will be reflective of their actual economic value or that comparable amounts will ever be realized by our named executive officers.
The chart below compares the grant date fair value of equity awards granted to our Chief Executive Officer in 2024, as reported in the Summary Compensation Table of this Proxy Statement, to the realizable value of such awards as of December 31, 2024. For the chart below, the realizable value for the PRSUs granted to our Chief Executive Officer in 2024 is zero because no shares were earned in 2024.

$15.0
$10.0
$5.0
$0.0
Value (millions)
$10.1
$1.8
Grant Date Fair Value
Realizable Value at December 31, 2024

Stockholder Advisory Votes
We believe that it is appropriate to seek the views of our stockholders on the design and effectiveness of our executive compensation program, and we hold an annual advisory vote on our named executive officer compensation. The say-on-pay vote is advisory and not binding on us, the compensation and talent committee, or the Board. Nevertheless, we take the outcome of the say-on-pay vote seriously and our Board and our compensation and talent committee take such feedback into account in structuring our executive compensation program.
Stockholder Outreach and Compensation Changes Implemented
We believe that strong corporate governance practices include regular outreach and constructive conversations with our stockholders. Before soliciting approval of the 2024 compensation program for our named executive officers, we engaged in a formal stockholder outreach effort that included stockholder meetings with our lead independent director and members of management.
Our formal stockholder outreach was both targeted and extensive, and in greater scope and depth compared to our practice in prior years. These stockholder outreach efforts included the following:
•direct outreach to our top stockholders, who at that time collectively held over 70% of our outstanding stock;
•six in-depth discussions with holders representing approximately 24% of our outstanding stock (the stockholders we did not engage with either did not respond to our outreach or indicated that they did not require further information from us); and
•review and consideration of the reports and analyses issued by the principal proxy advisory firms.
Our lead independent director, who is also the chair of our audit committee and a member of our compensation and talent committee, as well as our Chief Financial Officer and our Chief Legal Officer participated in all of these stockholder outreach meetings. Our goals for the stockholder outreach were to (i) better understand our stockholders’ views on named executive officer compensation, (ii) be responsive to our stockholders’ views expressed in the 2023 say-on-pay vote, and (iii) understand whether potential changes to our compensation programs and governance policies would address concerns expressed by our stockholders. We also solicited feedback regarding our corporate governance and our programs and practices related to sustainability issues with our stockholders as part of the outreach.
The feedback we received was valuable. Although stockholders provided positive feedback and expressed appreciation regarding the numerous changes we made to our named executive officer compensation program some stockholders indicated concerns regarding (i) the performance periods of the PRSUs, and (ii) the overlapping performance metrics in multiple components of the compensation program. This stockholder feedback was presented to our compensation and talent committee and nominating and corporate governance committee and was also provided to our Board.
In response to the results of our 2023 say-on-pay vote and our discussions with our stockholders as well as the compensation and talent committee’s efforts to continue to ensure alignment between executive pay and company performance, we modified our named executive officer compensation for 2024. Key feedback we received from our stockholders relating to our named executive officer compensation and the compensation and talent committee’s responses, including related changes to our compensation programs in 2024, is described in the chart below.

Stockholder Feedback Received	Compensation and Talent Committee Response
Some stockholders indicated a preference for a performance period of three years for PRSUs.
We transitioned to PRSUs with a three-year performance period for 2025, beginning with an interim step in 2024. As described in more detail below under “Compensation Components” we granted each named executive officer, other than our Chief Executive Officer, two PRSUs based on total stockholder return relative to the Philadelphia Semiconductor Index:

•one with a three-year performance metric and a total vesting period of three years from grant if achieved; and
•one with a two-year performance metric and a total vesting period of three years from grant if achieved.
In 2024, we also granted our Chief Executive Officer four PRSUs based on total stockholder return relative to the Philadelphia Semiconductor Index:
•two with a three-year performance metric and a total vesting period of three years from grant if achieved; and
•two with a two-year performance metric and a total vesting period of three years from grant if achieved.
Some stockholders indicated a preference for differentiated performance metrics in our bonus plan and our PRSU grants.	As described in more detail below under “Compensation Components,” in 2024, we used revenue growth as a performance metric for the bonus plan and we used a relative total stockholder return performance goal for the PRSUs. In 2024, we did not use a revenue performance metric for any PRSUs.

At our May 2024 annual meeting of stockholders, approximately 82% of the shares that were voted were cast in favor of our advisory vote on our named executive officer compensation, counting abstentions as “against” votes, which was a substantial increase from the 51.2% of shares that were voted in favor of our advisory vote on named executive compensation at our annual meeting of stockholders held in June 2023.
Compensation Process
The Role of the Compensation and Talent Committee:
Our compensation and talent committee is responsible for the executive compensation programs for our executive officers and seeks to compensate them in an equitable manner for their contributions to our annual and long-term performance. Our compensation and talent committee reports to our Board on its discussions, decisions, and other actions. As part of its deliberations on executive officer compensation decisions, the compensation and talent committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, the total compensation that may become payable to executive officers in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels, company performance, individual performance, retention, succession planning, and recommendations of the compensation and talent committee’s independent compensation consultant, including analyses of executive compensation paid at other peer companies.
At various meetings throughout the year, the compensation and talent committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy, regulatory developments, and new market trends, plans, or approaches to compensation in our industry and the broader market environment. Our compensation and talent committee does not time the grant of our equity awards with any favorable or unfavorable news released by us and the proximity of the grant of any awards to an earnings announcement or other market event is coincidental. Our compensation and talent committee’s practice is to grant equity awards to our named executive officers during open trading periods under our Insider Trading Policy.
The compensation and talent committee also meets regularly in executive session without any members of management present.
The Role of Management:
A key objective of our executive compensation program is to align the compensation with our business strategy and stockholders' interests. The compensation and talent committee may receive input from the Company's senior management in order to gain insight on operations and the rewards and incentives that would be most effective to achieve this alignment. In 2024, the compensation and talent committee met and consulted with the Company's legal and human resources departments to develop compensation plans. Our Chief Executive Officer, Chief Financial Officer, and Chief Legal Officer also provide information to our independent compensation consultant so that it can perform its duties for the compensation and talent committee. The executive officers are not present at the time such recommendations are discussed with the compensation and talent committee. While our Chief Executive Officer and Chief Legal Officer typically attend meetings of the compensation and talent committee, they are not present during discussions or determinations of their compensation.
The Role of the Chief Executive Officer:
Our Chief Executive Officer makes evaluations and recommendations for the executive officers to our compensation and talent committee and typically attends compensation and talent committee meetings. Our Chief Executive Officer makes such recommendations (other than with respect to himself) regarding base salary, and short-term and long-term incentive compensation for our executive officers based on our results, an executive officer’s individual contribution toward these results, the executive officer’s role and performance of his or her duties and his or her achievement of individual goals, internal pay equity, and retention. Our compensation and talent committee then reviews the recommendations of our Chief Executive Officer and other market data, including compensation survey data and publicly available data of our peers, as well as analysis and advice from its independent compensation consultant, and makes decisions as to the target total compensation for each executive officer, including our Chief Executive Officer, as well as each individual compensation element.
The Role of the Independent Compensation Consultant:
Our compensation and talent committee considers relevant market pay practices when setting executive compensation. The compensation and talent committee is authorized to retain the services of one or more executive compensation consultants, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In 2024, the compensation and talent committee continued to use Pearl Meyer to provide it with market information, analysis, and other advice relating to executive compensation on an ongoing basis. The compensation and talent committee engaged Pearl Meyer to, among other things, assist in developing an appropriate group of peer companies to help the Board and the compensation and talent committee determine the appropriate level of overall compensation for our executive officers, advise on trends in executive compensation, and advise on design of compensation plans, as well as to assess each separate element of compensation. The compensation and talent committee may replace Pearl Meyer or hire additional advisors at any time.
Based on the consideration of the various factors as set forth in the rules of the SEC and the listing standards of The Nasdaq Stock Market, the compensation and talent committee has determined that its relationship with Pearl Meyer and the work of Pearl Meyer on behalf of the compensation and talent committee has not raised any conflict of interest.
Considerations in Setting Executive Compensation
Our compensation and talent committee is responsible for making final decisions on compensation for our executive officers. In setting executive officer base salaries, bonuses, and long term incentive awards, our compensation and talent committee considers: compensation for comparable positions in the market, the historical compensation levels of our executive officers, the Chief Executive Officer’s recommendations regarding individual performance, impact and scope of role as compared to our expectations, objectives and expected contributions to future results, recommendations of its compensation consultant, feedback from our stockholders, our desire to motivate our executive officers to achieve short- and long-term results that are in the best interests of our stockholders, and a the length of the officer's commitment to us.
The compensation and talent committee has not established any formal policies or guidelines for allocating compensation between short and long-term incentive compensation, or between cash and non-cash compensation. However, in general, the compensation and talent committee emphasizes equity compensation over cash compensation to promote long-term strategy, growth, and alignment with our stockholders. In determining the amount and mix of compensation elements and whether each element provides the correct incentives and rewards for performance consistent with our short and long-term goals and objectives, the compensation and talent committee relies on its judgment about each individual rather than adopting a formulaic approach to compensatory decisions. The compensation and talent committee does not target a specific competitive position.
To learn more about overall market conditions, in late 2023, at the request of the compensation and talent committee, Pearl Meyer compiled market data and analysis regarding a peer group of companies, which are companies that:
•we generally compete with for executive talent;
•operate in the technology industry;
•have an established business, market presence, and complexity similar to us; and
•are generally of similar size to us as measured by revenue and market capitalization.

Although we were smaller in terms of estimated fiscal year 2024 revenue and market capitalization than some of the peer companies, we regularly compete for talent with peer companies that are larger in terms of revenue and market capitalization. Ideally, we would be positioned near the median for revenue growth and market capitalization. However, this has been challenging due to the limited number of similarly sized semiconductor industry companies and our high market capitalization to revenue multiple. As a result of the application of these criteria, we added Aehr Test Systems, indie

Semiconductor, Inc., and Navitas Semiconductor Corporation to the peer group and removed Cirrus Logic, Inc., MaxLinear, Inc., and Stem, Inc., from the peer group. The remainder of the peer group was unchanged from the previous year.
As of March 2024, our peer group for making compensation decisions consisted of the following companies:

•ACM Research, Inc. (ACMR)	•Aehr Test Systems (AEHR)	•AeroVironment, Inc. (AVAV)

•Allegro MicroSystems, Inc. (ALGM)	•Ambarella, Inc. (AMBA)	•Credo Technology Group Holding Ltd (CRDO)

•Impinj, Inc. (PI)	•indie Semiconductor, Inc. (INDI)	•Lattice Semiconductor Corporation (LSCC)

•Navitas Semiconductor Corporation (NVTS)	•Onto Innovation Inc. (ONT)	•Power Integrations, Inc. (POWI)

	•SentinelOne, Inc. (S)	•Silicon Laboratories Inc. (SLAB)
•Rambus Inc. (RMBS)
•Synaptics Inc. (SYNA)	•Universal Display Corporation (OLED)	•Vicor Corporation (VICR)

•Wolfspeed, Inc. (WOLF)
Relative to the peer group, at the time of the committee's approval of the peer group, we ranked at approximately the 25th percentile on a last fiscal year revenue basis and at approximately the 40th percentile on a market capitalization basis.
Our Board and the compensation and talent committee value the opinions of our stockholders. The views expressed by our stockholders, whether through the annual stockholder advisory say-on-pay vote or as part of stockholder engagement, are important to management and our Board. Accordingly, the Board and the compensation and talent committee consider the results of the annual stockholder advisory say-on-pay vote and stockholder feedback in making determinations regarding named executive officer compensation.
Compensation Components
In 2024, the compensation and talent committee met 12 times and reviewed executive compensation for 2024, ~~i~~ncluding the analysis provided by Pearl Meyer, which included compensation data for similar executives at our peer group companies. The compensation and talent committee’s primary objective was to create a multi-faceted compensation program using a combination of instruments to motivate the executive officers to achieve and exceed financial and strategic objectives, incentivize long-term performance and sustained growth, align the interests of the executive officers with stockholder interests, and retain the executive officers. The primary components of our executive officer compensation program are base salary, annual bonus, and equity awards.
Base Salaries
Base salaries are reviewed by our compensation and talent committee and adjusted from time to time to realign salaries with market levels after considering individual responsibilities, performance, experience, expertise, internal pay equity, our compensation budget, overall compensation of the executive officer, and cost of living adjustments, as appropriate.
The compensation and talent committee had not changed the base salaries of our named executive officers other than our Chief Executive Officer since 2020, and had not changed the base salary of our Chief Executive Officer since 2022. After consulting with Pearl Meyer and reviewing industry benchmarks, effective as of December 1, 2024, the compensation and talent committee approved adjustments to the base salaries for all of our named executive officers except for our Chief Financial Officer, to better align with competitive market practice for similar public companies as follows: Mr. Vashist's salary increased from $650,000 to $850,000, and Dr. Assaderaghi's and Messrs. Bonnot's and Sevalia's salaries increased from $330,000 to $440,000, respectively. Ms. Howe joined the Company in November 2023, and her total compensation, including her base salary, was determined through arm’s-length negotiation, considering factors such as her qualifications and proven experience as a leader, the prevailing market conditions, a review of market data for total compensation, including base salaries of executives holding similar positions at comparable companies, and her anticipated role and responsibilities. As a result, the compensation and talent committee did not change the salary for Ms. Howe in 2024, which remained at $441,000.
Annual Bonuses
In August 2020, the compensation and talent committee adopted the Executive Bonus and Retention Plan (the “Bonus Plan”) to attract, motivate, and retain our executives and to align the executives’ performance with our corporate goals. The compensation and talent committee establishes the Bonus Plan participants, performance period, threshold, target, and maximum bonus amounts, performance goals, weighting, and form of payment.
In March 2024, the compensation and talent committee revised the target bonus amounts for our named executive officers pursuant to the Bonus Plan for 2024 to 75% of the named executive officer's base salary as of December 31, 2024, other than the Chief Executive Officer's target, which was unchanged from 100% of base salary. The compensation and talent committee approved performance goals for the Bonus Plan based on our achievement of revenue growth goals calculated according to accounting principles generally accepted in the United States ("GAAP"), as well as individual business goals for each named executive officer. Pursuant to the Bonus Plan for 2024, no payment above 150% of target amount would be earned or paid in the event that 2024 non-GAAP operating income was less than or equal to zero. The weighting of each metric is set forth in the table below for each period:

			Payout Percentage of Target
	Goal	Weighting	Threshold (80% achievement of goal)	Target (100% achievement of goal)	Maximum (140% achievement of goal)
GAAP Revenue Growth	$182.0 million	70%	50%	100%	200%
Individual business goals	*	30%	50%	100%	200%
*The individual business performance goals are discussed below.
As a result of these changes, 70% of the bonus opportunity for each named executive officer pursuant to the Bonus Plan for 2024 was dependent on an objective and rigorous, predetermined performance goal. The compensation and talent committee used GAAP revenue growth performance goals for the Bonus Plan for 2024 because revenue growth is considered a key measure of our financial success both internally and by our stockholders and, therefore, continues to align payouts with our financial success and creation of long-term value for our stockholders. The individual performance goals for 2024 required outstanding performance by our named executive officers and encouraged accountability by rewarding achievement of goals specific to the named executive officer’s, or their business group’s, contributions to our business and strategic goals for 2024.
The individual performance goals for our executive officers generally related to the broader corporate goals within the following categories:
•Operational excellence: this category consisted of goals related to operational efficiency and improving internal systems, tools, and processes.
•Strategic initiatives and performance: this category consisted of goals related to merger and acquisition activity, strategic planning, and growth initiatives.
We have omitted detailed disclosure of the individual performance goals because disclosing this information would result in competitive harm to us. The individual performance goals were intended to be achievable with significant effort by the named executive officer.
For each executive officer, our Chief Executive Officer, in consultation with the individual, set the individual business performance goals. These goals were then submitted to the compensation and talent committee. At the end of the performance period, each executive officer prepared a self-assessment of his or her level of achievement of each individual performance goal and our Chief Executive Officer then reviewed with such executive officer his or her performance and determined his or her level of achievement for each individual performance goal. Based on our Chief Executive Officer’s determination of the level of achievement, he then recommended to the compensation and talent committee the level of achievement for each executive officer. After reviewing our Chief Executive Officer’s assessment and recommendation, the compensation and talent committee determined and approved the achievement level and payout for each executive officer. For our Chief Executive Officer, the compensation and talent committee, in consultation with him, determined each of his individual business performance goals. After the end of the performance period, our Chief Executive Officer prepared a self-assessment of his level of achievement of each goal and submitted this self-assessment to the compensation and talent committee. After reviewing the self-assessment and making its own evaluation of our Chief Executive Officer’s performance, the compensation and talent committee determined the final achievement level and payout.
Bonuses in 2024 were calculated based on actual achievement of the performance goals as a percentage multiplied by the applicable target bonus amount. For 2024, no bonus would be paid for a performance goal for achievement of less than 80% of that performance goal and the maximum amount to be paid would be 200% of the target bonus amount for 140% or higher achievement of the performance goal. The payout amount between 80% achievement (50% payout) and 140% achievement (200% payout) for each performance goal would increase linearly. The compensation and talent committee determined that any bonuses to be paid in 2024 would be paid in RSUs in order to enhance retention of our named executive officers and further align the interests of our named executive officers with our stockholders.
Based on our achievement as well as each individual’s achievement of the relevant performance goals under the Bonus Plan, our compensation and talent committee determined the achievement levels and payouts in February 2025 for the bonuses for 2024, and granted RSUs in payment of the bonuses, 50% of which will vest on May 20, 2025, with the remaining RSUs vesting on August 20, 2025, subject to continued service by the individual through each vesting date. The number of RSUs granted were calculated based on the average closing stock price for our common stock in the 20 trading days prior to the grant date.
The tables below present the 2024 performance goals at threshold, target, and maximum levels, and the actual 2024 performance for each of these metrics for our named executive officers:

	Annual Operating Plan
Performance Metric	Threshold	Target	Maximum	Actual Revenue Growth

GAAP Revenue Growth	21.1%	26.4%	37.0%	40.8%
Payout (% of target)	50%	100%	200%	200%

Name	Target Payout	Corporate Performance Weighting	Approved Corporate Performance Factor	Individual Performance Weighting	Approved Individual Goal Performance Factor	Total Payout Percentage of Target	Actual Payout
Rajesh Vashist	$850,000	70%	200%	30%	200%	200%	$1,700,000
Elizabeth A. Howe	$330,750	70%	200%	30%	200%	200%	$661,500
Fariborz Assaderaghi	$330,000	70%	200%	30%	200%	200%	$660,000
Lionel Bonnot	$330,000	70%	200%	30%	200%	200%	$660,000
Piyush Sevalia	$330,000	70%	200%	30%	200%	200%	$660,000

Mr. Bonnot’s role and responsibilities as our Executive Vice President, Worldwide Sales and Business Development are focused on our sales and revenue. Therefore, along with members of our sales team, Mr. Bonnot participates in our Sales Incentive Plan (the “Sales Incentive Plan”). Under the terms of the Sales Incentive Plan, in 2024, Mr. Bonnot was eligible for payments upon the achievement of a GAAP revenue target of $182.0 million (100% of the target opportunity). Mr. Bonnot’s annual target opportunity under the Sales Incentive Plan for 2024 was $100,000 plus up to $400,000 of additional amounts for achievement in excess of the revenue target. Under the Sales Incentive Plan, in 2024 performance achievement and payouts were assessed and paid quarterly linear to performance. The Company's net revenues for fiscal year 2024 were $202.7 million, which exceeded the revenue targets established for the Sales Incentive

Plan for 2024. Accordingly, Mr. Bonnot earned an aggregate of $111,000, and an additional $400,000 for a total of $511,000 under the Sales Incentive Plan, which reflected the Company's achievement of revenues in excess of the target opportunity under the Sales Incentive Plan for 2024.
Long Term Incentives
We believe that equity compensation is essential to align our named executive officers’ incentives with stockholder value creation and we emphasize equity compensation over cash compensation. Therefore, approximately 85% the total 2024 target compensation for our named executive officers granted or paid in the form of equity awards, the value of which is significantly impacted by both our financial and stock price performance, which aligns with stockholder interests.
The compensation and talent committee granted equity to our named executive officers in March 2024, and in August 2024. The compensation and talent committee granted a mix of RSUs and PRSUs to our named executive officers that could be earned only upon achievement of a relative TSR as compared to the Philadelphia Semiconductor Index (“2024 TSR PRSUs”). For 2024 equity grants, the compensation and talent committee did not use a revenue performance metric for any PRSUs and, therefore, did not duplicate performance metrics in the equity grants and Bonus Plan for 2024.
The RSUs granted in March 2024 vest over a period of four years, with 6.25% of the RSUs having vested in May 2024, and the remainder vesting quarterly thereafter, subject to continued service by the named executive officer through each vest date.
The compensation and talent committee believes that PRSUs with relative TSR performance goals align named executive officer compensation with our performance and with stockholder interests. In an effort to continue to further align our Chief Executive Officer’s compensation with our performance, 60% of the equity awards approved by the compensation and talent committee in March 2024 for Mr. Vashist were PRSUs. For the other named executive officers 50% of the equity awards approved by the compensation and talent committee in March 2024 were PRSUs.
RSUs and PRSUs serve as meaningful retention tools even in periods of volatile stock prices, which we believe is necessary to retain our named executive officers and to be competitive with compensation packages offered by comparable companies.
Our compensation and talent committee does not apply a formula in allocating equity compensation to our named executive officers as a group or to any particular named executive officer. Instead, our compensation and talent committee exercises its judgment and discretion and considers, among other things, the factors discussed above in “Considerations in Setting Executive Compensation” as well as the cash compensation received by the named executive officer. Our compensation and talent committee also considers each named executive officer’s unvested equity compensation, as we believe the vesting of equity over time is important to the future performance and retention of our named executive officers.
In designing and approving the 2024 TSR PRSUs, the compensation and talent committee considered the stockholder feedback we received in February 2024 indicating a preference for relative TSR PRSUs with a longer performance period. The compensation and talent committee determined to transition to TSR PRSUs with a three-year performance period by 2025, with 2024 being a transition year where half of the 2024 TSR PRSUs had a two-year performance period and half had a three-year performance period. In March 2024, the compensation and talent committee granted two 2024 TSR PRSUs to each named executive officer: (i) one 2024 TSR PRSU with a three-year performance period as compared to companies in the Philadelphia Semiconductor Index ("March 2024 3-Year TSR PRSU"), and (ii) one 2024 TSR PRSU with a two-year performance period as compared to companies in the Philadelphia Semiconductor Index ("March 2024 2-Year TSR PRSU"). If achieved, both of the 2024 TSR PRSUs granted in March 2024 have a total vesting period of three years from grant, further strengthening our long-term retention objectives and ensuring that our named executive officers remain accountable for our longer-term stock price performance. These 2024 TSR PRSUs are further described below.
At the completion of our initial public offering in November 2019, our named executive officers received RSUs with a vesting period of five years, which became fully vested in November 2024. The full vesting of these initial public offering grants, together with no meaningful time-based RSU grants in 2020 or 2022, resulted in a significant trough in equity vesting during 2025 and 2026 for the executives (notwithstanding the RSUs granted in March 2024), which reflected a meaningful reduction in realizable compensation and created retention challenges. As a result, in August 2024, the compensation and talent committee made a one-time RSU equity grant to our named executive officers other than our Chief Executive Officer, to address this unique compensation gap and to ensure retention and competitive compensation for our executive officers. Our Chief Executive Officer received an additional long-term incentive equity grant in the form of RSUs and TSR PRSUs. In doing so, the compensation and talent committee conducted an in-depth investigation and consulted with Pearl Meyer, while continuing our principle of aligning executive compensation with stockholder interests. For the Chief Executive Officer, 12.5% of the shares subject to the August 2024 RSU award having vested as of August 2024, with 6.25% vesting quarterly thereafter, subject to continued service by the Chief Executive Officer through each vest date. For Messrs. Bonnot and Sevalia, 12.5% of the shares subject to the August 2024 RSU award will vest quarterly starting in February 2025, subject to continued service through each vest date. For Dr. Assaderaghi, 12.5% of the shares subject to the August RSU award will vest quarterly starting in February 2026, subject to his continued service through each vesting date. As Ms. Howe's employment commenced in November 2023, she did not receive any RSU grants in August 2024.
The compensation and talent committee also granted two additional TSR PRSUs to our Chief Executive Officer: (i) one TSR PRSU with a two-year performance period ("August 2024 2-Year TSR PRSU"), and (ii) one TSR PRSU with a three-year performance period ("August 2024 3-Year TSR PRSU"). If achieved, the August 2024 2-Year TSR PRSU will have the same vesting period as the March 2024 2-Year TSR PRSU, and the August 2024 3-Year TSR PRSU will have the same vesting period as the March 2024 3-Year TSR PRSU, for a total vesting period of three years from grant.
These grants to our named executive officers ensured that we recognized the highly competitive environment for talented personnel and that we compensate our executives competitively while we align with our stockholders' interests and embrace the principles of pay-for-performance by offering a mix of time-based and performance-based stock grants.
The table below includes the number of shares subject to the RSUs and 2024 TSR PRSUs granted to our named executive officers in 2024.

Named Executive Officer	RSUs	August 2024 RSUs	PRSUs
	March 2024 RSUs		Target 2-Year TSR PRSU Shares	Target 3-Year TSR PRSU Shares
Rajesh Vashist	37,529	7,225	33,565(1)	33,565(2)
Elizabeth A. Howe	11,258	__	5,629	5,629
Fariborz Assaderaghi	10,946	14,450	5,473	5,473
Lionel Bonnot	10,946	14,450	5,473	5,473
Piyush Sevalia	10,946	14,450	5,473	5,473
(1) Consists of 28,146 target 2-YEAR TSR PRSU shares granted in March 2024, and 5,419 target 2-YEAR TSR PRSU shares granted in August 2024.
(2) Consists of 28,146 target 3-YEAR TSR PRSU shares granted in March 2024, and 5,419 target 3-YEAR TSR PRSU shares granted in August 2024.

Total 2024 Equity Incentive Awards
to Chief Executive Officer

30%
40%
30%
2-YR 2024 TSR PRSU
3-YR 2024 TSR PRSU
Time-Based RSU

Total 2024 Equity Incentive Awards
to Other Named Executive Officers

12.5%
12.5%
75%
2-YR TSR PRSU
3-YR TSR PRSU
Time-Based RSU

2024 TSR PRSUs
The compensation and talent committee considered the stockholder feedback we previously received indicating a preference for relative TSR PRSUs with a longer performance period, and granted the 2024 2-Year TSR PRSUs and 2024 3-Year TSR PRSUs. For the 2024 2-Year TSR PRSUs, the number of PRSUs that vest is determined by our TSR performance relative to that of the companies in the Philadelphia Semiconductor Index expressed as a percentile over a two-year period, from January 1, 2024 to December 31, 2025. For the 2024 3-Year TSR PRSUs, the number of PRSUs that vest is determined by our TSR performance relative to that of the companies in the Philadelphia Semiconductor Index expressed as a percentile over a three-year period, from January 1, 2024 to December 31, 2026. The 2-Year TSR PRSUs and 3-Year TSR PRSUs require above-median performance at the 55th percentile relative to the comparison group to earn target payout. The actual number of PRSUs that may be earned can range from 0% to 200% of the target amount, corresponding to the percentile attainment of our TSR measured against the comparison group. No PRSUs will vest if our TSR is less than the 30th percentile. For achievement levels between the 30th percentile and 55th percentile and then the 55th percentile and the 80th percentile, the payout amount will be determined using a linear interpolation between the payout percentages and our relative TSR percentile ranking. The number of earned PRSUs is capped at the target amount if our TSR performance over the performance period is negative. If achieved, all of the PRSUs earned subject to both the 2-Year TSR PRSUs and the 3-Year TSR PRSUs will vest on February 20, 2027, subject to continued service on the vest date by the named executive officer. The vesting date further strengthens our long-term retention objectives and ensures that our named executive officers remain accountable for our longer-term stock price performance.

Performance Level	Percentile of the Philadelphia Semiconductor Index	Payout Percent of Target Amount

Threshold	30th	—%
Target	55th	100%
Maximum	80th	200%
The compensation and talent committee selected the Philadelphia Semiconductor Index because they believe it represents our industry peers. The compensation and talent committee also believes that with two-year and three-year performance periods the 2024 TSR PRSUs align with long-term value creation relative to our peers.

Value of 2024 PRSUs
The chart below sets forth the target number of 2024 TSR PRSU shares and the grant date fair value of the 2024 TSR PRSUs as reported in the Summary Compensation Table of this Proxy Statement.

Named Executive Officer	Grant Date	Target 2024 2-Year TSR PRSU Shares	Grant Date Fair Value of Target 2024 2-Year PRSU Shares	Target 2024 3-Year TSR PRSU Shares	Grant Date Fair Value of Target 2024 3-Year PRSU Shares
Rajesh Vashist	3/15/2024	28,146	$1,977,538	28,146	$2,380,589
Rajesh Vashist	8/12/2024	5,419	$760,990	5,419	$925,294
Elizabeth A. Howe	3/15/2024	5,629	$395,494	5,629	$476,101
Fariborz Assaderaghi	3/15/2024	5,473	$384,533	5,473	$462,906
Lionel Bonnot	3/15/2024	5,473	$384,533	5,473	$462,906
Piyush Sevalia	3/15/2024	5,473	$384,533	5,473	$462,906

Perquisites and Other Personal Benefits
In 2024, in connection with his continued temporary assignment to the Netherlands we provided Mr. Vashist with $243,842 for lease payments, of which $120,000 consisted of lease payments and $123,842 consisted of a tax gross-up amount paid on the income attributable to this value. We also offered a program that provided onsite executive wellness testing and counseling for the named executive officers.
2025 Compensation
In 2025, we continued our practice of engaging with our top institutional and other stockholders to solicit feedback on our executive compensation program, corporate governance, and sustainability initiatives. Stockholders provided positive feedback and expressed appreciation regarding the numerous changes we made to our executive compensation program in 2024. Feedback received from stockholder engagement informs our compensation and talent committee as it reviews our executive compensation program.
As part of our regular and ongoing communications with our stockholders, other ways in which we engage with them consist of the following:
•Quarterly earnings calls
•Financial conferences
•Non-deal road shows
•Industry presentations and conferences
•Security analyst meetings
In February 2025, the compensation and talent committee granted a mix of (i) RSUs and (ii) PRSUs that could only be earned contingent upon achievement of relative TSR goals as compared to the Philadelphia Semiconductor Index (“2025 TSR PRSUs”) over a three-year period. The compensation and talent committee believes that granting RSUs to our named executive officers promotes shareholder value creation as the value of the awards is directly impacted by our stock price. By linking vesting of RSUs to continuous employment requirements, granting of RSUs achieves executive retention. The RSUs vest over a total of four years as follows: 6.25% of the shares vest on a quarterly basis starting on February 20, 2025, with the balance vesting in equal quarterly installments over the following quarters, subject to continuous service through each vest date.
In designing and approving the 2025 TSR PRSUs, the compensation and talent committee considered stockholder feedback indicating a preference for relative TSR PRSUs with a longer performance period. After considering these discussions as well as the compensation and talent committee's efforts to continue to ensure alignment between stockholder interest and executive pay and company performance, the compensation and talent committee designed and approved the 2025 TSR PRSUs solely with a three-year performance period. A three-year performance period provides strategic alignment between executive pay and company performance, ensures that our named executive officers remain accountable for our longer-term stock performance, and incentivizes achievement of the business plan. Our named executive officers will realize the value of these awards only if the 2025 TSR PRSUs are earned and vest, which serve our retention objective similar to RSU awards.
The compensation and talent committee continued to use the Philadelphia Semiconductor Index because it represents our industry peers. The compensation and talent committee also believes that with three-year performance periods the 2025 TSR PRSUs align with long-term value creation.
The compensation and talent committee did not change base salaries or target bonus percentages for our named executive officers in February 2025 because salaries had been adjusted in December 2024.
In February 2025, the compensation and talent committee approved performance goals for the Bonus Plan based on our achievement of GAAP revenue goals, as well as individual goals. For 2025, the compensation and talent committee did not change the weighting from 2024 and set the weighting the of the GAAP revenue growth goal at 70%, and the individual performance goals at 30%. Therefore, 70% of the bonus opportunity for each named executive officer pursuant to the 2025 Bonus Plan depends on predetermined goals that are objective and rigorous.

2025 Equity Incentive Awards to Chief Executive Officer

35%
65%
Performance-Based RSU at Target
Time-Based RSU

2025 Equity Incentive Awards to Other Named Executive Officers

50%
50%
Performance-Based RSU at Target
Time-Based RSU

Our compensation and talent committee continues to believe that equity compensation is essential to align our named executive officers’ incentives with stockholder value creation, and, therefore, allocated a substantial portion of total 2025 compensation for our named executive officers as equity awards, the value of which is significantly impacted by both our financial performance and stock price performance.
Compensation Policies and Practices as they Relate to the Registrant’s Risk Management
The compensation and talent committee has reviewed our compensation policies and practices to assess whether they encourage employees to take inappropriate risks. After conducting this review of compensation-related risk, the compensation and talent committee has concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on us.
Other Compensation Practices
Stock ownership guidelines. We have established stock ownership guidelines in our Corporate Governance Guidelines for our executive officers and directors to better align our executive officers’ and directors’ interests with our stockholders’ interests by promoting share ownership. The ownership guidelines are based on a multiple of annual base salary or annual cash compensation. The required ownership levels under our stock ownership guidelines as of December 31, 2024, are as follows:

Position	Ownership Requirement
Chief Executive Officer	5x Annual Base Salary
Other Executive Officers	1x Annual Base Salary
Non-Employee Director	5x Annual General Board Retainer

For purposes of determining ownership under these guidelines we include shares of common stock actually owned and vested RSUs. However, unvested RSUs and PRSUs are not included. We only grant RSUs and PRSUs to our executive officers and therefore no stock options are included in determining ownership under these guidelines. Within four years of becoming subject to our Corporate Governance Guidelines each executive officer and Board member is expected to comply with these stock ownership guidelines. As of January 1, 2025, each of our executive officers complied with our stock ownership requirements.
In October 2024, we amended our stock ownership guidelines to encourage long-term stock ownership, to promote a meaningful financial stake in the Company, and to link more closely the interest of our executive officers and non-employee directors with those of our stockholders. To that end, as of December 31, 2026, our Chief Executive Officer is required to hold shares of the Company's common stock with a value equal to six times his annual base salary. All other executive officers are required to hold shares of common stock with a value equal to two times his or her annual base salary as of December 31, 2026, and are required to hold of shares of common stock with a value equal to three times his or her annual base salary as of December 31, 2028. Non-employee directors are required to hold shares of common stock with a value equal to six times the directors’ annual base cash compensation for service on the Board as of December 31, 2026.
Compensation Recoupment (“Clawback”) Policy.
In November 2023, we adopted an incentive compensation recoupment (clawback) policy for current and former Section 16 officers in compliance with the recently adopted Exchange Act rules and Nasdaq listing standards. This policy requires the repayment of certain cash and equity-based incentive compensation in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. Under this policy, we are required to recoup certain incentive-based compensation, which includes awards under our Bonus Plan and settlement of any PRSUs erroneously received within the three fiscal years preceding the date the restatement is determined to be required, not including fiscal years prior to 2023.

Prohibition against pledging and hedging. We prohibit our executive officers, directors, consultants and other insiders from pledging our stock and any type of hedging transaction involving our stock without prior written approval.
Timing of equity awards. The compensation and talent committee's practice is to make annual grants to executive officers after the announcement of our prior year's earnings. Additionally, the compensation and talent committee makes equity grants to new hires four times per year, on a predetermined annual schedule. The compensation administration committee, which consists of one director, Rajesh Vashist, has authority to grant equity awards for promoted employees and in connection with the employee bonus plan on a predetermined annual schedule.

Health, Welfare and Retirement Benefits
All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, and vision insurance plans and 401(k) plan (as described below), in each case on the same basis as all of our other employees. We currently do not contribute to a retirement plan on behalf of employees other than our 401(k) plan.

Nonqualified Deferred Compensation
None of our named executive officers participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Pension Benefits
None of our named executive officers participate in, or otherwise receive any benefit under, any pension or retirement plan sponsored by us during 2024.

401(k) Plan
We sponsor a qualified retirement plan that is intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code (the “Code”) and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee’s interest in his or her salary deferral contributions is fully vested when contributed. We make discretionary matching contributions under the plan of 50% of each contribution up to $375 per paycheck, or $9,000 annually, per employee, including to our named executive officers.
Compensation and Talent Committee Report2
The compensation and talent committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the compensation and talent committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into SiTime’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Dr. Torsten G. Kreindl (Chairperson)
Mr. Raman K. Chitkara
Ms. Katherine E. Schuelke
[2] The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the Securities and Exchange Commission and is not deemed to be incorporated by reference in any filing of SiTime under the Securities Act or the Exchange Act, other than SiTime’s Annual Report on Form 10 K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table for Fiscal Year 2024
The following table sets forth compensation for services rendered in all capacities to us for the years ended December 31, 2024, 2023, and 2022 for our named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Rajesh Vashist Chairman, President and Chief Executive Officer	2024	666,667	10,129,922	1,700,000	261,699	12,758,288
	2023	650,000	9,573,524	243,750	205,713	10,672,987
	2022	650,000	8,407,824	714,503	112,478	9,884,805

Elizabeth A. Howe (4) Executive Vice President, Finance and Chief Financial Officer	2024	446,513	1,818,730	661,500	10,389	2,937,132
	2023	59,636	6,278,298	—	368	6,338,302

Fariborz Assaderaghi Executive Vice President, Engineering and Operations	2024	339,167	3,624,718	660,000	10,221	4,634,106
	2023	330,000	2,197,565	74,250	9,832	2,611,647
	2022	330,000	2,522,383	181,374	9,763	3,043,520

Lionel Bonnot Executive Vice President, Worldwide Sales and Business Development	2024	326,563	3,624,718	1,171,000	10,346	5,132,627
	2023	316,250	2,197,565	140,411	9,797	2,664,023
	2022	316,250	2,522,383	219,503	9,664	3,067,800

Piyush Sevalia Executive Vice President, Marketing	2024	339,167	3,624,718	660,000	10,306	4,634,191
	2023	330,000	2,197,565	74,250	9,832	2,611,647
	2022	330,000	2,522,383	181,374	9,832	3,043,589
__________________________________________________
(1)Represents the aggregate grant date fair value of RSUs and PRSUs granted to the named executive officer, computed in accordance with FASB ASC Topic 718. For 2024 PRSUs the amount above represents the aggregate grant date fair value of 2024 PRSUs granted to the named executive officer, computed for the 2024 TSR PRSUs by multiplying (i) the target number of PRSUs granted to each named executive officer by (ii) the fair value per share as calculated by the use of a Monte-Carlo simulation model. See Note 8 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024. The aggregate grant date fair value of PRSUs granted in fiscal year 2024 assuming the maximum level of achievement is as follows: Mr. Vashist, $12,088,822; Dr. Assaderaghi, $1,694,879; Mr. Bonnot, $1,694,879; Mr. Sevalia, $1,694,879; and Ms. Howe, $1,743,189. Excludes RSUs that were granted as annual bonuses pursuant to the Executive Bonus and Retention Plan, which amounts are set forth in the column titled “Non-equity Incentive Plan Compensation.”
(2)The amounts in this column for 2024 represent payments pursuant to the Executive Bonus and Retention Plan upon the achievement of corporate goals as well as individual objectives for 2024, which were granted in February 2025, after the certification of achievement of corporate goals and individual goals. Payment is in the form of RSUs, with the number calculated based on the average closing stock price for our common stock in the 20 trading days prior to grant. For the February 2025 grants, half of the shares will vest on May 20, 2025, and the remaining half of the shares will vest on August 20, 2025, subject to the recipient's continuous service with the Company through each vest date. For Mr. Bonnot, the amount for 2024 also includes 511,000 earned under the Sales Incentive Plan for 2024, as described in Compensation Components — Annual Bonuses above.
(3)The amounts in this column include life insurance premiums paid by us for the benefit of the named executive officer and 401(k) matching contributions. The amount in this column for Mr. Vashist for 2024 also includes grossed up lease payments of $243,842 in connection with his temporary assignment to our Netherlands location (consisting of $120,000 for the lease amount and $123,842 for the associated tax gross-up), and $6,667 in a program that provided onsite executive wellness testing and counseling. The "All Other Compensation" and "Total Amounts" previously reported for 2023 for Mr. Vashist have been amended to include $69,745 tax gross-up in connection with Mr. Vashist's 2023 Netherlands lease payment and $5,882 for an onsite executive wellness testing and counseling program in 2023 that were not previously reported.
(4)Ms. Howe was appointed our Executive Vice President, Finance and Chief Financial Officer effective November 8, 2023.

The total compensation included in the Summary Compensation Table above includes the aggregate grant date fair value of PRSUs granted to our named executive officers regardless of whether any PRSUs vested in 2024. There is no assurance that the grant date fair values reported in the Summary Compensation Table for these equity awards will be reflective of their actual economic value or that comparable amounts will ever be realized by our named executive officers.
Grants of Plan-Based Awards in Fiscal Year 2024
The following table shows for the fiscal year ended December 31, 2024, certain information regarding grants of plan-based awards to our named executive officers:

Name	Award Type	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (2)		All Other Stock Awards: Number of Shares of Stock or Units (3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Target (#)	Maximum (#)
Rajesh Vashist	RSU	3/15/24						37,529	3,157,315
	RSU	8/12/24						7,225	928,196
	PRSU	3/15/24				28,146	56,292		1,977,538
	PRSU	3/15/24				28,146	56,292		2,380,589
	PRSU	8/12/24				5,419	10,838		760,990
	PRSU	8/12/24				5,419	10,838		925,294
	Bonus Plan (1)	3/15/24	425,000	850,000	1,700,000

Elizabeth A. Howe	RSU	3/15/24						11,258	947,136
	PRSU	3/15/24				5,629	11,258		395,494
	PRSU	3/15/24				5,629	11,258		476,101
	Bonus Plan (1)	3/15/24	165,375	330,750	661,500

Fariborz Assaderaghi	RSU	3/15/24						10,946	920,887
	RSU	8/12/24						14,450	1,856,392
	PRSU	3/15/24				5,473	10,946		384,533
	PRSU	3/15/24				5,473	10,946		462,906
	Bonus Plan (1)	3/15/24	165,000	330,000	660,000

Lionel Bonnot	RSU	3/15/24						10,946	920,887
	RSU	8/12/24						14,450	1,856,392
	PRSU	3/15/24				5,473	10,946		384,533
	PRSU	3/15/24				5,473	10,946		462,906
	Bonus Plan (1)	3/15/24	165,000	330,000	660,000
	Sales Incentive Plan (5)	3/15/24		100,000	500,000

Piyush Sevalia	RSU	3/15/24						10,946	920,887
	RSU	8/12/24						14,450	1,856,392
	PRSU	3/15/24				5,473	10,946		384,533
	PRSU	3/15/24				5,473	10,946		462,906
	Bonus Plan (1)	3/15/24	165,000	330,000	660,000
__________________________________________________
(1)Represents estimated possible payouts for fiscal year 2024 under the Executive Bonus and Retention Plan. Payment of bonuses under the Executive Bonus and Retention Plan is dependent upon meeting specified performance goals. A description of the performance goals associated with such bonuses is included in “Compensation Discussion and Analysis.” Upon achievement, payment is made in RSUs, which are calculated based on the average closing stock price for our common stock in the 20 trading days prior to grant. In February 2025, the compensation and talent committee granted RSUs to Messrs. Vashist, Bonnot, and Sevalia, Ms. Howe and Dr. Assaderaghi for 7,681, 2,982, 2,982, 2,989, and 2,982 shares, respectively, as payment for achievement under the Bonus Plan for

2024. For these grants, half of the shares will vest on May 20, 2025, and the remaining half of the shares will vest on August 20, 2025, subject to the recipient's continuous service with the Company through each vest date.
(2)Represents PRSUs granted in March 2024 to all named executive officers, including two types of PRSUs: (i) 2-YEAR TSR PRSUs and (ii) 3-YEAR TSR PRSUs. For Mr. Vashist, the column also represents two types of PRSUs granted in August 2024, including (i) 2-YEAR TSR PRSUs and (ii) 3-YEAR TSR PRSUs, under the same terms and conditions. Information related to these grants, including the stock price-based milestones and vesting schedules, is contained in “Compensation Discussion and Analysis.” The number of 2-YEAR TSR PRSUs that our named executive officers may earn is based on our TSR performance relative to the TSR performance of other companies in the Philadelphia Semiconductor Index over a two-year performance period beginning on January 1, 2024 and ending on December 31, 2025. Target performance of our 2-YEAR TSR PRSUs is achieved when our TSR is at the 55th percentile of the TSRs of the companies in the Philadelphia Semiconductor Index. The actual amount of TSR PRSUs earned can range from 0%-200% of the target amount, corresponding to the percentile attainment of SiTime’s TSR as compared to the companies in the Philadelphia Semiconductor Index. The TSR PRSUs have a performance condition and a service condition, and vest, so long as the executive continues to be employed with us, after the applicable performance period if achieved, on February 20, 2027. The number of 3-YEAR TSR PRSUs that our named executive officers may earn is based on our TSR performance relative to the TSR performance of other companies in the Philadelphia Semiconductor Index over a three-year performance period beginning on January 1, 2024 and ending on December 31, 2026. Target performance of our 3-YEAR TSR PRSUs is achieved when our TSR is at the 55th percentile of the TSRs of the companies in the Philadelphia Semiconductor Index. The actual amount of relative TSR PRSUs earned can range from 0%-200% of the target amount, corresponding to the percentile attainment of SiTime’s TSR as compared to the companies in the Philadelphia Semiconductor Index. The relative TSR PRSUs have a performance condition and a service condition, and vest, so long as the executive continues to be employed with us, after the applicable performance period if achieved, on February 20, 2027.
(3)Represents RSUs granted to our named executive officers, which are described further in the "Outstanding Equity Awards at December 31, 2024" table below.
(4)The value shown is based on the fair value as of the date of grant and was computed for the 2024 relative 2-YEAR and 3-YEAR TSR PRSUs by multiplying (i) the target number of PRSUs granted to each named executive officer by (ii) the fair value per share as calculated by the use of a Monte-Carlo simulation model. See Note 8 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024.
(5)Represents estimated possible payouts for fiscal year 2024 under the Sales Incentive Plan for Mr. Bonnot. Payment under the Sales Incentive Plan is dependent upon meeting specified performance goals. A description of the performance milestones associated with such bonus is included in “Compensation Discussion and Analysis.”
The above table does not include RSUs granted on February 15, 2024 to Messrs. Vashist, Bonnot, and Sevalia and Dr. Assaderaghi for 2,097, 612, 638, and 638 shares, respectively, as payouts for 2023 non-equity incentive plan achievement for the second half of 2022. These payouts had a grant date fair value of $225,637, $65,851, $68,649, and $68,649, respectively.

Outstanding Equity Awards at December 31, 2024
The following table presents certain information concerning equity awards held by our named executive officers as of December 31, 2024, which consists solely of RSUs and PRSUs. We have not granted, and none of our named executive officers hold, any stock options. The market value of the shares in the table below is based on the closing price of our common stock, as reported on The Nasdaq Stock Market, of $214.53 per share on December 31, 2024.

	Stock Awards
Name	Number of Units of Stock That Have Not Vested(#)		Market Value of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested ($)(1)
Rajesh Vashist	30,492	(2)	6,541,449
	5,870	(12)	1,259,291
	4,525	(4)	970,748
	14,662	(5)	3,145,439
				67,130	(6)	14,401,399
				21,992	(7)	4,717,944
				23,943	(8)	5,136,492
Elizabeth A. Howe	38,188	(9)	8,192,472
	9,147	(2)	1,962,306
				11,258	(6)	2,415,179
Fariborz Assaderaghi	24,421	(10)	5,239,037
	1,358	(4)	291,332
	4,276	(5)	917,330
	14,450	(3)	3,099,959
	8,893	(2)	1,907,815
				10,946	(6)	2,348,245
				4,276	(7)	917,330
				7,183	(8)	1,540,969
Lionel Bonnot	8,893	(2)	1,907,815
	14,450	(11)	3,099,959
	1,358	(4)	291,332
	4,276	(5)	917,330
				10,946	(6)	2,348,245
				4,276	(7)	917,330
				7,183	(8)	1,540,969
Piyush Sevalia	8,893	(2)	1,907,815
	14,450	(11)	3,099,959
	1,358	(4)	291,332
	4,276	(5)	917,330
				10,946	(6)	2,348,245
				4,276	(7)	917,330
				7,183	(8)	1,540,969
__________________________________________________
(1)This column represents the fair market value of the shares underlying the RSUs and target number of shares that could be earned under the 2022 PRSUs, 2023 PRSUs and 2024 PRSUs as of December 31, 2024, based on the closing price of our common stock, as reported on The Nasdaq Stock Market, of $214.53 per share on December 31, 2024.
(2)Represents RSUs granted pursuant to our 2019 Stock Incentive Plan, with 6.25% of the RSUs vesting in equal quarterly installments beginning on May 20, 2024, and on each of August 20, November 20, February 20, and May 20 thereafter, subject to continued service on each such vesting date.
(3)Represents RSUs granted pursuant to our 2019 Stock Incentive Plan, with 12.5% of the RSUs vesting in equal installments beginning on February 20, 2026, and on each May 20, August 20, November 20, and February 20 thereafter, subject to continued service on each such vesting date.

(4)Represents RSUs granted pursuant to our 2019 Stock Incentive Plan, with 6.25% of the RSUs vesting in equal quarterly installments beginning on February 20, 2022, and on each of May 20, August 20, November 20, and February 20 thereafter, subject to continued service on each such vesting date.
(5)Represents RSUs granted pursuant to our 2019 Stock Incentive Plan, with 12.5% of the RSUs vesting on May 20, 2023, and then 6.25% of the RSUs vesting in equal quarterly installments on each of August 20, November 20, February 20, and May 20 thereafter, subject to continued service on each such vesting date.
(6)These amounts represent the target number of shares that could be earned under the 2024 TSR PRSUs. If earned and upon certification of the performance condition by the compensation and talent committee, the certified number of shares of the PRSU will vest on the February 20, May 20, August 20, or November 20 following certification of achievement, subject to continued service on such vesting date.
(7)These amounts represent the target number of shares that could be earned under the 2023 relative TSR PRSUs. If earned, 50% of the earned shares of the PRSU will vest on February 20, 2025, and then 50% on February 20, 2026, subject to continued service on each such vesting date.
(8)These amounts represent the threshold number of shares that could be earned under the 2022 PRSUs. If earned and upon certification of the performance condition by the compensation and talent committee, all of the certified number of shares of the PRSU will vest on the first quarterly vest date, subject to continued service through such vesting date, and subject to the limitations discussed in “Compensation Components - Long Term Incentives.”
(9)Represents RSUs granted pursuant to our 2022 Stock Inducement Plan, with 25% of the RSUs vesting on November 20, 2024, and 1/16 of the RSUs vesting in equal quarterly installments on each of February 20, May 20, August 20, and November 20 thereafter, subject to continued service on each such vesting date.
(10)Represents RSUs granted pursuant to our 2019 Stock Incentive Plan, with 20% of the RSUs vesting on November 20, 2021, and 1/20 of the RSUs vesting in equal quarterly installments on each of February 20, May 20, August 20, and November 20 thereafter, subject to continued service on each such vesting date.
(11)Represents RSUs granted pursuant to our 2019 Stock Incentive Plan, with 12.5% of the RSUs vesting in equal installments beginning on February 20, 2025, and on each May 20, August 20, November 20, and February 20 thereafter, subject to continued service on each such vesting date.
(12)Represents RSUs granted pursuant to our 2019 Stock Incentive Plan, with 12.5% of the RSUs vesting in equal installments beginning on August 20, 2024, and on each November 20, February 20, May 20, and August 20 thereafter, subject to continued service on each such vesting date.
STOCK VESTED IN FISCAL YEAR 2024
The following table shows for the fiscal year ended December 31, 2024, certain information regarding stock vested during the last fiscal year with respect to our named executive officers:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

Rajesh Vashist	186,989	27,320,739
Elizabeth A. Howe	14,841	2,993,305
Fariborz Assaderaghi	30,607	4,468,503
Lionel Bonnot	35,432	5,173,746
Piyush Sevalia	35,458	5,176,475
__________________________________________________
(1)Value calculated by multiplying number of shares by the market value per share on the vesting date.
We do not currently maintain nonqualified defined contribution plans or other deferred compensation.
Agreements with Our Named Executive Officers and Potential Payments Upon Termination or Change of Control
Below are descriptions of our employment agreements and offer letter agreements with our named executive officers. The agreements generally provide for at-will employment and set forth the executive officer’s initial base salary and eligibility for employee benefits. Furthermore, each of our executive officers has executed a form of our standard proprietary information and inventions assignment agreement.

Agreement with Rajesh Vashist
On October 21, 2014, we entered into an employment agreement with Rajesh Vashist, our Chief Executive Officer, which superseded and replaced Mr. Vashist’s previous employment agreement. Under Mr. Vashist’s agreement, we agreed to pay Mr. Vashist an initial annual base salary of $425,000 and based on the assessment by our Board of Mr. Vashist’s performance and the attainment of annual company goals established by our Board in its sole discretion, and subject to Mr. Vashist’s employment through the payment date, an annual performance bonus of up to $300,000. In addition, under the employment agreement, as amended on June 14, 2016, Mr. Vashist agreed to provide advisory services of not more than 10 hours each month to MegaChips through June 30, 2020, regardless of his employment status with us.

On October 18, 2021, as amended on October 30, 2023, and on March 19, 2025, we entered into a letter agreement with Mr. Vashist in connection with his assignment to our Netherlands office to support our international growth. The letter agreement provides for cost-of-living allowance, car lease, housing accommodation, travel expenses, and other expense reimbursement in connection with the temporary assignment. We have not provided Mr. Vashist with any allowances other than housing accommodations. For fiscal year 2024, the Company only provided Mr. Vashist with housing accommodations as described in Note 3 to the Summary Compensation Table for Fiscal Year 2024.

Agreement with Elizabeth A. Howe
On October 31, 2023, we entered into an offer letter with Elizabeth A. Howe our Executive Vice President, Finance, and Chief Financial Officer, setting forth the initial terms of her employment. Pursuant to the agreement, Ms. Howe was entitled to an initial annual base salary of $441,000, and eligible to receive an annual performance bonus of up to $330,000.

Agreement with Fariborz Assaderaghi
On November 16, 2020, we entered into an offer letter with Fariborz Assaderaghi, our Executive Vice President, Technology and Engineering, setting forth the initial terms of his employment. Pursuant to the agreement, Dr. Assaderaghi was entitled to an initial annual base salary of $330,000, and eligible to receive an annual performance bonus of up to $165,000.

Agreement with Lionel Bonnot
On January 27, 2018, we entered into an offer letter with Lionel Bonnot, our Executive Vice President, Worldwide Sales and Business Development, setting forth the initial terms of his employment. Pursuant to the agreement, Mr. Bonnot was entitled to an initial annual base salary of $260,000, and eligible to receive an annual performance bonus of up to $100,000.

Agreement with Piyush Sevalia
On October 20, 2014, we entered into an offer letter with Piyush Sevalia, our Executive Vice President, Marketing, setting forth the initial terms of his employment. Pursuant to the agreement, Mr. Sevalia was entitled to an initial annual base salary of $300,000, and eligible to participate in the Bonus Plan.

Potential Payments upon Termination or Change of Control
We believe that reasonable severance benefits for our named executive officers are important because it may be difficult for them to find comparable employment within a short period of time and because it allows for an orderly transition on termination of employment, which is in the Company's best interest. We also believe that it is important to protect our named executive officers in the event of a change of control transaction involving us, as a result of which such officers might have their employment terminated. In addition, we believe that the interests of management should be aligned with those of our stockholders as much as possible, and we believe that providing protection upon a change of control is an appropriate counter to any disincentive such officers might otherwise perceive in regard to transactions that may be in the best interest of our stockholders.

Accordingly, we have entered into change of control and severance agreements with our named executive officers. These agreements generally provide for severance benefits upon a qualifying termination of employment and in connection with a change of control, as described below.

Mr. Vashist
In the event Mr. Vashist undergoes an Involuntary Termination (as defined in this change of control and severance agreement), he will be entitled to receive: (i) a lump sum equal to his annual base salary, plus his target bonus as in effect on the date of his termination, (ii) reimbursement of COBRA premiums for up to one year following termination, and (iii) acceleration of all his unvested equity awards. If Mr. Vashist remains employed with us through the close of a change of control, Mr. Vashist will be entitled to receive acceleration of all his unvested equity awards. If he undergoes an Involuntary Termination in connection with a change of control, he will become entitled to receive: (i) a lump sum equal to two times the sum of his annual base salary and target bonus as in effect on the date of termination, (ii) reimbursement of COBRA premiums for up to 18 months following termination, and (iii) acceleration of all his unvested equity awards, provided that these change of control severance benefits will be offset by any non-change of control severance benefits already paid. Further, in the event of Mr. Vashist’s death or disability, all of his unvested equity awards will accelerate. Mr. Vashist’s severance benefits are conditioned on his timely execution of an effective release of claims.
For purposes of the 2024 2-Year TSR PRSUs for Mr. Vashist, notwithstanding his change of control and severance agreement, no shares will accelerate in the event he undergoes an Involuntary Termination apart from a change of control. In the event a change of control occurs in 2024 or 2025, and Mr. Vashist undergoes an Involuntary Termination or in the event of his death or disability in 2024 or 2025, the maximum shares subject to the 2024 2-Year TSR PRSUs will accelerate. In the event a change of control occurs after 2025, the number of shares certified by the compensation and talent committee for the 2024 TSR PRSUs, minus any shares that have already vested, will accelerate.
For purposes of the 2024 3-Year TSR PRSUs for Mr. Vashist, notwithstanding his change of control and severance agreement, no shares will accelerate in the event he undergoes an Involuntary Termination apart from a change of control. In the event a change of control occurs in 2024, 2025, or 2026, and Mr. Vashist undergoes an Involuntary Termination or in the event of his death or disability in 2024, 2025, or 2026, the maximum shares subject to the 2024 3-Year TSR PRSUs will accelerate. In the event a change of control occurs after 2026, the number of shares certified by the compensation and talent committee for the 2024 3-Year TSR PRSUs, minus any shares that have already vested, will accelerate.
For purposes of the 2023 TSR PRSUs for Mr. Vashist, notwithstanding his change of control and severance agreement, no shares will accelerate in the event he undergoes an Involuntary Termination apart from a change of control. In the event a change of control occurs, the number of shares certified by the compensation and talent committee for the 2023 TSR PRSUs, minus any shares that have already vested, will accelerate.
For purposes of the 2022 PRSUs for Mr. Vashist, in the event a change of control occurs during the performance period the performance goals for the 2022 PRSUs will be recalculated and the compensation and talent committee will then determine the number of shares subject to the 2022 PRSUs that are eligible to vest based on the per share consideration in the change of control. In the event Mr. Vashist undergoes an Involuntary Termination apart from a change of control, only shares subject to the 2022 PRSUs related to a performance goal already achieved but not yet vested may accelerate pursuant to his change of control and severance agreement. In the event of a change of control during the performance period and Mr. Vashist undergoes an Involuntary Termination within the period of three months prior to 12 months following the change of control, the shares subject to the 2022 PRSUs related to a performance goal already achieved but not yet vested will accelerate and the shares eligible to vest pursuant to recalculated performance goals will accelerate. Notwithstanding his change of control and severance agreement, for purposes of the 2022 PRSU no unvested shares accelerate upon (i) Mr. Vashist’s death or disability, and (ii) a change of control without an Involuntary Termination.

Other Named Executive Officers
In the event a named executive officer (other than Mr. Vashist) undergoes an Involuntary Termination (as defined in their change of control and severance agreement), that officer will be entitled to receive: (i) a lump sum equal to six months of that officer’s annual base salary as in effect on the date of termination; (ii) reimbursement of COBRA premiums for up to six months following termination; and (iii) acceleration of 12 months of unvested equity awards. If the executive officer undergoes an Involuntary Termination in connection with a change of control, that officer will become entitled to receive: (x) a lump sum equal to that officer’s annual base salary, plus their target bonus as in effect on the date of termination, (y) reimbursement of COBRA premiums for up to one year following termination, and (z) acceleration of all unvested equity awards, provided these change of control severance benefits will be offset by any non-change of control severance benefits already paid. All severance benefits are conditioned on the officer’s timely execution of an effective release of claims.
For purposes of the 2024 2-Year TSR PRSUs for Ms. Howe and Messrs. Bonnot and Sevalia and Dr. Assaderaghi, notwithstanding their change of control and severance agreement, no shares will accelerate in the event they undergo an Involuntary Termination apart from a change of control. In the event a change of control occurs in 2024 or 2025, and they undergo an Involuntary Termination within the period of three months prior to 12 months following the change of control, the maximum shares subject to the 2024 2-Year TSR PRSUs will accelerate. In the event a change of control occurs after 2025, the number of shares certified by the compensation and talent committee for the 2024 TSR PRSUs, minus any shares that have already vested, will accelerate.
For purposes of the 2024 3-Year TSR PRSUs for Ms. Howe and Messrs. Bonnot and Sevalia and Dr. Assaderaghi, notwithstanding their change of control and severance agreement, no shares will accelerate in the event they undergo an Involuntary Termination apart from a change of control. In the event a change of control occurs in 2025 or 2026, and they undergo an Involuntary Termination within the period of three months prior to 12 months following the change of control, the maximum shares subject to the 2024 3-Year TSR PRSUs will accelerate. In the event a change of control occurs after 2026, the number of shares certified by the compensation and talent committee for the 2024 3-Year TSR PRSUs, minus any shares that have already vested, will accelerate.
For purposes of the 2023 TSR PRSU for Messrs. Bonnot and Sevalia and Dr. Assaderaghi, notwithstanding their change of control and severance agreement, no shares will accelerate in the event they undergo an Involuntary Termination apart from a change of control. In the event a change of control occurs and they undergo an Involuntary Termination within the period of three months prior to 12 months following the change of control, the number of shares certified by the compensation and talent committee for the 2023 TSR PRSU, minus any shares that have already vested, will accelerate.
For purposes of the 2022 PRSUs for Messrs. Bonnot and Sevalia and Dr. Assaderaghi, in the event a change of control occurs during the performance period the performance goals for the 2022 PRSU will be recalculated and the compensation and talent committee will then determine the number of shares subject to the 2022 PRSU that are eligible to vest based on the per share consideration in the change of control. In the event Messrs. Bonnot or Sevalia or Dr. Assaderaghi undergo an Involuntary Termination apart from a change of control, only shares subject to the 2022 PRSUs related to a performance goal already achieved but not yet vested may accelerate pursuant to their change of control and severance agreement. In event of a change of control during the performance period and Messrs. Bonnot or Sevalia or Dr. Assaderaghi undergoes an Involuntary Termination within the period of three months prior to 12 months following the change of control, the shares subject to the 2022 PRSUs related to a performance goal already achieved but not yet vested will accelerate and the shares eligible to vest pursuant to recalculated performance goals will accelerate.

The following table provides information concerning the estimated payments and benefits that could be provided in the termination circumstances described above, assuming that the relevant termination took place on December 31, 2024.

Triggering Event	Salary ($)(1)	Bonus ($)(2)	Continuation of Health Insurance ($)	Accelerated Vesting of Stock Awards ($)(3)		Total ($)
Rajesh Vashist
Involuntary Termination	850,000	850,000	51,070	11,916,927		13,667,997
Change of Control	—	—	—	50,155,612		50,155,612
Change of Control and Involuntary Termination	1,700,000	1,700,000	76,605	50,155,612		53,632,217
Death/Disability	—	—	—	50,155,612	(4)	50,155,612

Elizabeth Howe
Involuntary Termination	220,500	—	11,785	3,334,440		3,566,725
Change of Control and Involuntary Termination	441,000	330,750	23,570	8,164,797		8,960,117

Fariborz Assaderaghi (5)
Involuntary Termination	220,000	—	24,882	6,575,988		6,820,870
Change of Control and Involuntary Termination	440,000	330,000	49,763	13,107,139		13,926,902

Lionel Bonnot (4)
Involuntary Termination	220,000	—	8,747	2,886,930		3,115,677
Change of Control and Involuntary Termination	440,000	330,000	17,494	9,418,082		10,205,576

Piyush Sevalia (4)
Involuntary Termination	220,000	—	15,103	2,886,930		3,122,033
Change of Control and Involuntary Termination	440,000	330,000	30,205	9,418,082		10,218,287
__________________________________________________
(1)Based on base salary on December 31, 2024.
(2)Based on target bonus for 2024.
(3)The amounts reported reflect the aggregate market value of the unvested shares of our common stock underlying RSU awards, based on the closing stock price of $214.53 per share for our common stock as reported on The Nasdaq Stock Market on December 31, 2024.
(4)For purposes of the 2023 TSR PRSUs, 2024 2-YEAR TSR PRSUs and 2024 3-YEAR TSR PRSUs assumes a change of control has occurred in addition to death and disability and includes $38,238,685 as the aggregate market value of the maximum amount of shares subject to those awards.
CEO Pay Ratio
We determined the ratio of the annual total compensation of our Chief Executive Officer (“CEO”) to the median of the annual total compensation of all our employees (other than the CEO), both calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. For fiscal year 2024, the total compensation of our median employee was $151,187 and the total compensation of our CEO was $12,758,288. Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees (other than the CEO) was 84 to 1.
This pay ratio represents our reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and applicable guidance. Item 402(u) of Regulation S-K and the applicable guidance provide significant flexibility in how companies identify the median employee and calculate pay ratio, and each company may use a different methodology and make different assumptions, exclusions, or reasonable estimates particular to that company. Therefore, our pay ratio disclosure may not be comparable to the pay ratios reported by other companies, including companies within our industry.

To identify the median of the annual total compensation of all of our employees (other than the CEO) for the fiscal year 2024, we applied the following methodology:
•We examined the compensation of all of our full-time, part-time, and temporary employees (other than our CEO) as of December 30, 2024. We did not include any independent contractors or “leased” workers, as permitted by SEC rules.
•To identify our median employee, we utilized a consistently applied compensation measure consisting of base salary, target cash incentive bonus, and grant date fair value, calculated in accordance with ASC 718, of equity awards granted in fiscal year 2024.
•We annualized the base salary and target cash incentive bonus for employees who were employed for less than the full fiscal year.
•For employees paid in non-U.S. currencies, we converted their compensation to U.S. dollars. We did not make any cost-of-living adjustments for employees outside of the United States.

PAY VERSUS PERFORMANCE3
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and our financial performance. For further information concerning our pay-for-performance and how we align executive compensation with our performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(3)	Average Compensation Actually Paid to non- PEO Named Executive Officers ($)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($) (6)	Net Income (Loss) (in millions) ($)(7)	Revenue (in millions) ($)(8)
2024	12,758,288	47,708,638	4,334,514	13,329,220	841.29	269.24	(93.6)	202.7
2023	10,596,820	13,516,166	3,305,266	3,311,540	478.75	225.75	(80.5)	144.0
2022	9,884,805	(88,712,800)	2,978,791	(18,462,948)	398.50	136.90	23.3	283.6
2021	10,912,539	113,390,769	3,705,832	22,202,889	1,147.20	213.40	32.3	218.8
2020	2,734,076	63,858,083	8,640,266	13,202,545	438.90	151.10	(9.4)	116.2
1.The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Vashist (our Chief Executive Officer, and therefore our Principal Executive Officer (PEO)) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation –Summary Compensation Table.”
2.The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Vashist, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Vashist during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Vashist’s total compensation for 2024 to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)	Compensation Actually Paid to PEO ($)
2024	12,758,288	10,129,922	45,080,272	47,708,638
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for 2024.
(b)The equity award adjustments for 2024 include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in 2024 that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of 2024 (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of 2024; (iii) for awards that are granted and vest in 2024, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in 2024, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during 2024, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in 2024 prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for 2024. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:
___________________________
[3] All information provided under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of SiTime under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Year	Year End Fair Value of Equity Awards Granted in the Year and Outstanding/Unvested at End of Year ($)	Change in Fair Value from End of Prior Year to End of Covered Year of Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value of on the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	33,382,976	8,240,042	1,563,186	4,578,851	(2,684,783)	—	45,080,272
3.The dollar amounts reported in this column represent the average of the amounts reported for our named executive officers as a group (excluding Mr. Vashist) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Vashist) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, Elizabeth A. Howe, Fariborz Assaderaghi, Lionel Bonnot, and Piyush Sevalia; (ii) for 2023, Fariborz Assaderaghi, Lionel Bonnot, Arthur Chadwick (our former chief financial officer), Elizabeth A. Howe, and Piyush Sevalia; (iii) for 2022, Fariborz Assaderaghi, Lionel Bonnot, Arthur Chadwick, and Piyush Sevalia; (iv) for 2021, Lionel Bonnot and Piyush Sevalia; and (v) for 2020, Fariborz Assaderaghi and Vincent Pangrazio.
4.The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Vashist), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Vashist) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Vashist) for 2024 to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO named executive officers ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments ($)(a)	Average Compensation Actually Paid to Non- PEO named executive officers ($)
2024	4,334,514	3,173,221	12,167,927	13,329,220
(a)The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year and Outstanding/Unvested at End of Year ($)	Average Change in Fair from End of Prior Year to End of Covered Year of Equity Awards Granted in Prior Years ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Change in Fair Value on the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2024	8,447,488	3,106,629	379,488	625,832	(391,511)	—	12,167,927
5.Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period.
6.Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Philadelphia Semiconductor Index.
7.The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.
8.While we use numerous financial and non-financial performance measures for the purpose of evaluating performance for our compensation programs, for the most recently completed fiscal year, we have determined that revenue growth is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) linking compensation actually paid to company performance. The dollar amounts reported in this column represent the amount of revenue reflected in our audited financial statements for the applicable year.

Financial Performance Measures
As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation program reflects a pay-for-performance philosophy. The compensation and talent committee determines financial performance measures for our Bonus Plan and equity incentive awards to incentivize our named executive officers to align payouts with our financial success and creation of long-term value for our stockholders. For the most recently completed fiscal year, the most important financial performance measures used by us to link executive compensation actually paid to our named executive officers to our performance are as follows:
•Revenue growth; and
•Our total stockholder return as compared to the Philadelphia Semiconductor Index (Relative TSR).
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation program reflects a pay-for-performance philosophy. While we utilize several performance measures to align executive compensation with our performance, all of those measures are not presented in the Pay versus Performance table. Moreover, we generally seek to incentivize long-term performance and, therefore, do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between the information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
The chart below shows the relationship between the compensation actually paid to Mr. Vashist and the average compensation actually paid to our named executive officers as a group (excluding Mr. Vashist) to our cumulative TSR over the five fiscal years presented in the table.

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid (in millions)
$150
$100
$50
$-
$(50)
$(100)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Company Cumulative TSR
2020
2021
2022
2023
2024
CEO
Average Named Executive Officer
TSR

Compensation Actually Paid and Net Income (Loss)
The chart below shows the relationship between the compensation actually paid to Mr. Vashist and the average compensation actually paid to our named executive officers as a group (excluding Mr. Vashist) to our GAAP net income (loss) over the five fiscal years presented in the table.

Compensation Actually Paid vs. Net Income
Compensation Actually Paid (in millions)
$150
$100
$50
$-
$(50)
$(100)
Net Income (millions)
$20
$-
$(20)
$(40)
$(60)
$(80)
$(100)
2020
2021
2022
2023
2024
CEO
Average NEO (other than CEO)
Net Income

Compensation Actually Paid and Revenue
The chart below shows the relationship between the compensation actually paid to Mr. Vashist and the average compensation actually paid to our named executive officers as a group (excluding Mr. Vashist) to our GAAP revenue over the five fiscal years presented in the table.

Compensation Actually Paid vs. Revenue
Compensation Actually Paid (in millions)
$150
$100
$50
$-
$(50)
$(100)
Revenue (in millions)
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
2020
2021
2022
2023
2024
CEO
Average NEO (other than CEO)
Revenue

Cumulative TSR of SiTime and Cumulative TSR of the Peer Group
The chart below shows the relationship between our cumulative TSR and the cumulative TSR of the Philadelphia Semiconductor Index over the five fiscal years presented in the table.

Company TSR vs. Peer Group TSR
Cumulative TSR
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2019
2020
2021
2022
2023
2024
Company Cumulative TSR
Philadelphia Semiconduct Cumulative TSR

Non-Employee Director Compensation
We have adopted an independent director compensation policy, pursuant to which our non-employee directors will be eligible to receive cash and equity compensation for service on our Board and committees of our Board. We have reimbursed and will continue to reimburse all our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and committees of our Board.
For 2024, the Company did not make any changes to the independent director compensation policy. In 2024, our independent director compensation policy provided that non-employee directors receive a $40,000 annual retainer, with an additional $20,000 annual retainer for the lead independent director, as well as the following additional retainers for committee services:

Committee	Chair	Member
Audit Committee	$20,000	$8,000
Compensation and Talent Committee	20,000	8,000
Nominating and Corporate Governance Committee	20,000	8,000

Each non-employee director who joins our Board receives RSUs on the date of his or her election to the Board with a grant date value of $250,000, based on the average closing price of our common stock for the 20 trading days ending on the day prior to the grant date. One third of such RSUs vest annually on the February 20, May 20, August 20, or November 20 falling in the anniversary quarter of the date of grant, subject to the non-employee director’s continuous service with us on each applicable vesting date.
Non-employee directors who served on the Board for at least six months and continued to serve on the Board after the annual meeting of stockholders receive annual equity compensation in the form of RSUs on the first business day following each of our regular annual stockholder meetings with a grant date value of $250,000, based on the average closing price of our common stock for the 20 trading days ending on the day prior to the grant date. Such RSUs vest (i) on the February 20, May 20, August 20 or November 20 falling in the one year anniversary quarter of the annual stockholder meeting or (ii) if the next year’s annual stockholder meeting date occurs prior to such vesting date and a director’s service would not continue following the annual meeting of stockholders, then on the day prior to the annual meeting of stockholders, in each case subject to the non-employee director’s continuous service with us on the applicable vesting date.
In the event of a change in control (as defined in our 2019 Stock Incentive Plan), any unvested RSUs issued pursuant to our independent director compensation policy fully vest, subject to the non-employee director’s continuous service with us on the effective date of the change in control.
Our independent director compensation policy provides that the foregoing cash compensation and equity compensation (based on the grant date fair value of the equity compensation) of non-employee directors together cannot exceed in the aggregate $600,000 per calendar year (or $850,000 per calendar year for the first calendar year that a non-employee director serves on the Board).
2024 Director Compensation
The following table sets forth the compensation paid or accrued to or for our non-employee directors in 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Raman K. Chitkara	88,000	257,649	345,649
Edward H. Frank	56,000	257,649	313,649
Christine A. Heckart	48,000	257,649	305,649
Torsten G. Kreindl	68,000	257,649	325,649
Katherine E. Schuelke	68,000	257,649	325,649
Akira Takata	40,000	257,649	297,649
Tom D. Yiu	40,000	257,649	297,649
__________________________________________________
(1)The valuation of stock awards is calculated using the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718. See Note 8 to our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2024, for the assumptions used in such valuation. All of our non-employee directors received only one equity grant in 2024 with a grant date fair value of $257,649.
The following table provides information regarding the aggregate number of unvested shares subject to outstanding equity awards, all of which were RSUs, held by non-employee directors as of December 31, 2024.

Name	Number of Shares of Stock Subject to RSUs that Have Not Vested
Raman K. Chitkara	2,115
Edward H. Frank	2,115
Christine Heckart	2,115
Torsten G. Kreindl	2,115
Katherine E. Schuelke	2,115
Akira Takata	2,115
Tom D. Yiu	2,115

Directors who are also our employees receive no additional compensation for their service as directors. During the year ended December 31, 2024, Mr. Vashist was our only employee director. See the section titled “Executive Compensation” for additional information about Mr. Vashist’s compensation.
2025 Director Compensation
The nominating and corporate governance committee, which is composed solely of independent directors, has the primary responsibility for reviewing and considering any revisions to our independent director compensation policy. In January 2025, the nominating and corporate governance committee undertook a review of the type and form of compensation paid to our non-employee directors in connection with their service on the Board and its committees. The nominating and corporate governance committee considered the results of an independent analysis completed by Pearl Meyer. As part of this analysis, Pearl Meyer reviewed non-employee director compensation trends and data from companies comprising the same compensation peer group used by the compensation and talent committee in connection with its review of executive compensation. Following this compensation review process and in light of our desire to retain our Board members, attract potential new directors, and provide competitive consideration for the directors’ services, in March 2025, the Board, upon recommendation of the nominating and corporate governance committee, amended our independent director compensation policy.
Effective as of March 27, 2025, our independent director compensation policy provides that each non-employee director who joins our Board will receive a one-time initial equity compensation in the form of RSUs on the date of his or her election to the Board with a grant date value of $300,000, based on the average closing price of our common stock for the 20 trading days ending on the day prior to the grant date ("Market Price"). One third of such RSUs will vest annually on the February 20, May 20, August 20, or November 20 falling in the anniversary quarter of the date of grant, subject to the non-employee director’s continuous service with us on each applicable vesting date.
In addition, as of March 27, 2025, each non-employee director who receives the one-time initial equity compensation will be eligible to receive a prorated annual grant of RSUs ("Prorated Annual RSU Award") on the first business day following the next regular annual meeting of stockholders with respect to a number of shares of common stock equal to $250,000 divided by the Market Price, multiplied by a fraction, the numerator of which is the number of days between commencement of service as a non-employee director and the date of the next following annual meeting, and the denominator of which is 365. The Prorated Annual RSU Award shall become fully vested on the February 20, May 20, August 20, or November 20 falling in the one-year anniversary quarter of the next following annual meeting.
For our non-employee directors who will continue to serve on the Board after the annual meeting of stockholders, our independent director compensation policy provides that such directors will receive annual equity compensation in the form of RSUs on the first business day following each of our regular annual stockholder meetings with a grant date value of $250,000, based on the Market Price. Such RSUs will vest (i) on the February 20, May 20, August 20, or November 20 falling in the one year anniversary quarter of the annual stockholder meeting or (ii) if the next year’s annual stockholder meeting date occurs prior to such vesting date and a director’s service will not continue following the annual meeting of stockholders, then on the day prior to the annual meeting of stockholders, in each case subject to the non-employee director’s continuous service with us on the applicable vesting date.
In the event of a change in control (as defined in our 2019 Stock Incentive Plan), any unvested shares subject to RSUs issued pursuant to our independent director compensation policy will fully vest, subject to the non-employee director’s continuous service with us on the effective date of the change in control.
In conjunction with the January 2025 review of the type and form of compensation paid to our non-employee directors in connection with their service on the Board and its committees, in March 2025, the nominating and corporate governance committee recommended, and the Board unanimously approved, a one-time equity grant to Christine Heckart with a grant date value of $175,000 that vests in full as of May 2025. The nominating and corporate governance committee evaluated Ms. Heckart's total compensation since joining the Board and decided to make this grant to address a compensation gap that occurred under the independent director compensation policy as it operated prior to its amendment in March 2025. Ms. Heckart joined the Board April in 2021, and received an initial RSU award with a grant date value of $250,000. Prior to the March 2025 amendment to the independent director compensation policy, only directors who had served on the Board for at least six months as of the first business day following the conclusion of the annual meeting of the Company's stockholders were eligible to receive an annual RSU award. As such, Ms. Heckart did not receive an annual RSU award until after the conclusion of the June 2022 annual meeting of stockholders. This grant aligns Ms. Heckart's compensation with the independent director compensation policy, as amended, and puts Ms. Heckart in parity with the other members of the Board.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Transactions with Related Persons
We have adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest. Transactions involving compensation for services provided to us as an employee, consultant, or director are not considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director, or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, and including entities owned or controlled by such persons.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of the proposed transaction, must present information regarding the proposed related person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors, and certain significant stockholders. In considering related person transactions, our audit committee considers the relevant available facts and circumstances, which may include, but are not limited to:
•the risks, costs, and benefits to us;
•the impact on a director’s independence in the event the related person is a director, immediate family member of a director, or an entity with which a director is affiliated;
•the terms of the transaction;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties.
Our audit committee will approve only those transactions that it determines are fair to us and in our best interests.
Certain Related Party Transactions
The following includes a summary of transactions since January 1, 2024, to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under “Executive Compensation” and “Non-Employee Director Compensation.”
In November 2014, we were acquired by MegaChips, and as a result of the acquisition, became a wholly owned subsidiary of MegaChips. On November 25, 2019, we completed the initial public offering of shares of our common stock. As of March 28, 2025, MegaChips owned approximately 16% of our outstanding common stock. On March 15, 2019, we entered into an integration and purchase agreement with MegaChips (the “Integration and Purchase Agreement”), whereby we agreed to supply MegaChips with certain resonators for use in certain of MegaChips’ products, along with a license to use certain circuits with these resonators. Under the Integration and Purchase Agreement, we have agreed to indemnify MegaChips for any infringement of intellectual property, and MegaChips has agreed to indemnify us for any infringement of intellectual property based on MegaChips’ manufacturing process, product design, specification and/or instruction, or use of our resonators or circuits in combination with other products. Pricing under this agreement varies depending on the specification and minimum order quantity as set forth in any given purchase order. In addition, pricing may be adjusted depending on whether certain volume thresholds are exceeded. Minimum annual purchase requirements under this agreement may be triggered in the event we determine we are likely to win a business transaction based on a third-party supplier’s product. From March 15, 2019 (the date of execution of the agreement) through December 31, 2024, we recognized revenue of approximately $0.1 million from MegaChips under this agreement. We believe that the general commercial terms of this agreement, including with respect to pricing and purchase commitments, are generally consistent with comparable terms under our purchase orders or similar arrangements with other customers, and are generally no less favorable to us than those that could be obtained in similar types of transactions with unrelated third parties. The initial term of the Integration and Purchase Agreement continued until March 15, 2025, and automatically renewed for an additional term. The agreement is subject to automatic renewals unless terminated by either party with 90 days’ written notice.
Indemnification Agreements
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Certificate of Incorporation and Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
If a stockholder wishes to present a proposal to be included in our proxy statement for the 2026 annual meeting of stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by the Corporate Secretary no later than December 16, 2025. However, if the 2026 annual meeting is called for a date that is before April 30, 2026, or after June 29, 2026, notice by the stockholder must be received by SiTime’s Corporate Secretary a reasonable time before we begin to print and send our proxy materials. Proposals we receive not in compliance with this requirement will not be included in the proxy statement. We urge stockholders to submit proposals by certified mail return receipt requested.
A stockholder proposal not included in our proxy statement for the 2026 annual meeting of stockholders will be ineligible for presentation at the 2026 annual meeting of stockholders unless the stockholder gives timely notice of the proposal in writing to the Corporate Secretary at the principal executive offices of SiTime Corporation in accordance with our bylaws. Under our bylaws, in order for a matter to be deemed properly presented by a stockholder, timely notice must be delivered to, or mailed and received by, us not more than 120 days nor less than 90 days prior to the first anniversary date of the this proxy statement; provided, however, that if the date of the 2026 annual meeting of stockholders is before April 30, 2026 or after June 29, 2026, we must receive the stockholder’s notice not later than the close of business on the later of the 90th day prior to the 2026 annual meeting and the 10th day after the day on which we first make public announcement of the date of the 2026 annual meeting.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 31, 2026; provided, however, that, in the event that the 2026 annual meeting of stockholders is held before April 30, 2026 or after June 29, 2026, for your notice to be timely, it must be so received by the Secretary not earlier than the close of business on the date the later of the 60th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting is first made by us.
Stockholders who intend to solicit proxies in support of director nominees other than the SiTime’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
The stockholder’s notice must set forth, as to each proposed matter, the following: (a) a brief description of the business desired to be brought before the meeting and reasons for conducting such business at the meeting; (b) the name and address, as they appear on our books, of the stockholder proposing such business; (c) the class and number of shares of our securities that are beneficially owned by the stockholder; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by such stockholder pursuant to proxy proposal submission rules of the SEC. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our annual report or proxy statement mailed to you, please submit a request to our Corporate Secretary at 5451 Patrick Henry Drive, Santa Clara, California 95054, or call our Investor Relations department at (408) 328-4400 and we will promptly send you what you have requested. You can also contact our Investor Relations department at the telephone number above if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

OTHER MATTERS
Our Board does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.
While the Annual Meeting will be held in virtual meeting format only this year, and while we believe that the virtual meeting format will expand stockholder access and participation and improve communications, we have not decided if we will use a virtual meeting only format for future meetings. We appreciate your continued support, and we hope that you and yours will stay safe and healthy.
Whether or not you intend to attend the Annual Meeting, we urge you to please promptly vote via the Internet or by telephone, or if you receive a paper proxy card, please promptly submit your proxy by dating, signing, and returning the enclosed proxy card in the enclosed postage-prepaid envelope, to ensure that your votes are counted.

	By:	/s/ Rajesh Vashist
Rajesh Vashist
Chairman, President and Chief Executive Officer
April 15, 2025
A copy of SiTime’s Annual Report on Form 10-K for the year ended December 31, 2024, is available without charge upon written request to: SiTime Corporation at 5451 Patrick Henry Drive, Santa Clara, California 95054, Attention: Investor Relations. We will provide copies of exhibits to the Annual Report on Form 10-K, if requested, but will charge a reasonable fee per page to any requesting stockholder. The request must include a representation by the stockholder that as of April 4, 2025, the stockholder was entitled to vote at the Annual Meeting.

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2025 Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - Raman K. Chitkara	☐	☐
02 - Katherine E. Schuelke	☐	☐
03 - Rajesh Vashist	☐	☐

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of SiTime's named executive officers as disclosed in SiTime's proxy statement.	☐	☐	☐
3. To ratify the appointment by the audit committee of Deloitte & Touche LLP, as SiTime's independent public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

3 2 B V

044UIB

The 2025 Annual Meeting of Stockholders of SiTime Corporation will be held on Friday, May 30, 2025, at 9:00am PT, virtually via the internet at meetnow.global/MFKFLAY

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SiTime Corporation

Notice of 2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 30, 2025

Elizabeth A. Howe and Vincent P. Pangrazio, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of SiTime Corporation to be held on May 30, 2025 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted in the manner directed herein by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of the nominees for director named in Proposal 1, and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.